UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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BioScrip, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 11, 2015

To the Stockholders of BioScrip, Inc.:

Notice is hereby given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of BioScrip, Inc., a Delaware corporation (the “Company”), will be held at the Hyatt Regency DFW hotel at the Dallas Fort Worth International Airport, 2334 North International Parkway, DFW Airport, Texas 75261 on Monday, May 11, 2015 at 12:00 p.m., local time, for the following purposes:

1.   To elect nine directors named in the accompanying proxy statement, each to hold office for a term of one year or until their respective successors have been duly elected and qualified.

2.   To approve (a) the issuance of shares of the Company’s common stock, par value $.0001 per share (“Common Stock”), that would cause any holder of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock upon the conversion of the Company’s currently outstanding and any future outstanding shares of Series A Preferred Stock, as computed immediately after giving effect to such conversion, (b) the ability of any holder and any of its affiliates to vote, in the aggregate, with 20% or more of the aggregate voting power of all of our currently outstanding and any future outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis), as computed on the applicable record date for determining stockholders who may vote on any proposal and (c) the ability, by holders thereof, to exercise the Company’s currently outstanding and any future outstanding Class A and Class B Warrants to an extent that would cause the holder of the Warrants and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock after giving effect to such exercise, each of the foregoing (a), (b), and (c) as required by and in order to satisfy the requirements of The NASDAQ Global Market, including NASDAQ Rule 5635(b).

3.   To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

4.   To hold a non-binding advisory vote to approve executive compensation.

5.   To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 27, 2015 as the record date for determining holders of the Company’s Common Stock and Series A Preferred Stock entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote by toll-free telephone call or electronically via the Internet by following the instructions on the enclosed proxy card. If you send in your proxy card, vote by telephone or via the Internet and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable as set forth in the Proxy Statement.

By order of the Board of Directors,

Kimberlee C. Seah, Secretary

Elmsford, New York

April — , 2015

Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on May 11, 2015: This Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended by the Company’s Form 10-K/A filed with the Securities and Exchange Commission on March 9, 2015, are also available at www.proxyvote.com.

i

BIOSCRIP, INC.

100 Clearbrook Road

Elmsford, New York 10523

(914) 460–1600

PROXY STATEMENT

Meeting Time and Date

This Proxy Statement is being furnished to the stockholders of BioScrip, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies in the enclosed form for use in voting at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 11, 2015 at 12:00 p.m., local time, at the Hyatt Regency DFW hotel at the Dallas Fort Worth International Airport, 2334 North International Parkway, DFW Airport, Texas 75261 and at any adjournments or postponements thereof. The shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), and shares of Series A Convertible Preferred Stock, par value $.0001 per share, on an as-converted into Common Stock basis (the “Series A Preferred Stock”), represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed and made available electronically to stockholders on or about April —, 2015. This Proxy Statement identifies the proposals on which you are being asked to vote at the Annual Meeting, provides information that you may find useful in determining how to vote on each proposal and describes voting procedures.

Record Date and Shares Outstanding

The close of business on March 27, 2015 (the “Record Date”) has been fixed as the record date for determining holders of the Company’s Common Stock and Series A Preferred Stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had outstanding — shares of Common Stock and 625,000 shares of Series A Preferred Stock (representing 12,088,974 shares of Common Stock on an as-converted into Common Stock basis, with each share of Series A Preferred Stock convertible into 19.342 shares of Common Stock).

Board Recommendations

The Board recommends that you vote your shares as follows:

•	FOR the election of the nine nominees for director named in Proposal 1, each to hold office for a term of one year or until their respective successors have been duly elected and qualified;

•	FOR (a) the issuance of shares of Common Stock that would cause any holder of Series A Preferred Stock and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock upon the conversion of the Company’s currently outstanding and any future outstanding shares of Series A Preferred Stock, as computed immediately after giving effect to such conversion, (b) the ability of any holder and any of its affiliates to vote, in the aggregate, with 20% or more of the aggregate voting power of all of our currently outstanding and any future outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis), as computed on the applicable record date for determining stockholders who may vote on any proposal and (c) the ability, by holders thereof, to exercise the Company’s currently outstanding and any future outstanding Class A and Class B Warrants to an extent that would cause the holder of the Warrants and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock after giving effect to such exercise (collectively, the “Rule 5635 Approval”), as set forth in Proposal 2;

•	FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, as set forth in Proposal 3; and

•	FOR the non-binding advisory approval of executive compensation as set forth in Proposal 4.

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Voting Information

Each stockholder entitled to vote at the Annual Meeting may cast one vote in person or by proxy for each share of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis) held by such stockholder. Holders of shares of Series A Preferred Stock are entitled to vote with the holders of shares of Common Stock on an as-converted basis. Notwithstanding the foregoing, pursuant to applicable NASDAQ Stock Market Rules (the “NASDAQ Rules”), shares of Series A Preferred Stock (either on an as-converted into Common Stock basis, or otherwise) will not be eligible to vote for, and votes submitted with respect to such shares of Series A Preferred Stock (either on an as-converted into Common Stock basis, or otherwise) will not be counted for, Proposal 2. Unless specified otherwise, references in this Proxy Statement to a “stockholder” or “stockholders” are references to both holders of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis). To vote in person, a stockholder should attend the Annual Meeting with a completed proxy card or, alternatively, the Company will give you a ballot to complete upon arrival at the Annual Meeting. To vote by mail using a proxy card, a stockholder should mark, sign, date and mail the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. To vote by telephone, dial toll-free (800) 690-6903 and follow the recorded instructions. To vote via the Internet, a stockholder must go to www.proxyvote.com and complete an electronic proxy card. When voting over the telephone or via the Internet, a stockholder will be asked to provide the company number and account number contained on the enclosed proxy card.

“Street Name” and Broker Non-Votes

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in “street name.” If you hold your shares beneficially in “street name,” you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker “non-votes,” which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as “non-routine” matters.

All of the matters scheduled to be voted on at the Annual Meeting are likely to be considered “non-routine,” except for the proposal to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 3). If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the proposals other than Proposal 3. If you hold shares in street name, it is therefore particularly important that you instruct your brokers on how you wish to vote your shares.

Quorum Requirements

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, who will also determine whether or not a quorum is present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the aggregate shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis) issued and outstanding and entitled to vote at the Annual Meeting. In accordance with the Certificate of Designations filed by the Company with the Secretary of State of the State of Delaware on March 9, 2015 (the “Certificate of Designations”), the shares of Common Stock into which currently outstanding, and any future outstanding, shares of Series A Preferred Stock are convertible will be counted for purposes of establishing a quorum at the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining whether a quorum exists. Broker “non-votes” are counted as present solely for purposes of determining whether a quorum exists. If the stockholders present in person or by proxy at the Annual Meeting constitute holders of less than a majority of the aggregate shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis) entitled to vote, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Votes Required

Proposal 1: Election of Directors

The nine nominees receiving the greatest number of affirmative votes duly cast at the Annual Meeting will be elected to the Board, assuming a quorum is represented at the Annual Meeting. The shares of Series A Preferred Stock (on an as-converted into Common Stock basis) will, pursuant to the Certificate of Designations, be eligible to vote for the nine nominees. Proxies cannot be voted for a greater number of persons than the number of nominees. Votes to withhold and broker “non-votes” will not affect the outcome of the vote on Proposal 1.

Proposal 2: Rule 5635 Approval, consisting of (a) issuance of shares of Common Stock that would cause any holder of Series A Preferred Stock and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock upon the conversion of the Company’s currently outstanding and any future outstanding shares of Series A Preferred Stock, as computed immediately after giving effect to such conversion, (b) the ability of any holder and any of its affiliates to vote, in the aggregate, with 20% or more of the aggregate voting power of all of our currently outstanding and any future outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis), as computed on the applicable record date for determining stockholders who may vote on any proposal and (c) the ability, by holders thereof, to exercise the Company’s currently outstanding and any future outstanding Class A and Class B Warrants to an extent that would cause the holder of the Warrants and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock after giving effect to such exercise.

2

The affirmative vote of the holders of a majority of the shares of Common Stock having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting is required for the Rule 5635 Approval. Pursuant to NASDAQ Rules, the shares of Series A Preferred Stock will not be eligible to vote for Proposal 2 (either on an as-converted into Common Stock basis, or otherwise). Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 2. Broker “non-votes” will not be deemed represented at the Annual Meeting for purposes of voting on Proposal 2 and, therefore, will have no effect on Proposal 2.

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Approval of the ratification of the appointment of KPMG LLP requires the affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis) that have voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 3. Broker “non-votes” will not affect the outcome of the vote on Proposal 3 because it will likely be deemed a “routine” matter upon which brokers may vote without specific direction from holders of shares in “street name.”

Proposal 4: Non-Binding Advisory Approval of Executive Compensation

The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis) having voting power represented in person or by proxy and entitled to vote on the matter at the Annual Meeting will constitute the stockholders’ non-binding approval with respect to executive compensation. Although the results will not be binding on the Board’s Management Development and Compensation Committee (the “Compensation Committee”), the Board will consider the results of the stockholder vote when making future decisions regarding executive compensation. Abstentions will be counted as shares present and entitled to vote and therefore will have the same effect as a vote against Proposal 4. Broker “non-votes” will not be deemed represented at the Annual Meeting for purposes of voting on Proposal 4 and, therefore, will have no effect on Proposal 4.

Proxies in the enclosed form that are properly executed, duly returned to the Company and not revoked, or proxies that are submitted by telephone or via the Internet and not revoked, will be voted in accordance with the instructions contained therein. If, as a stockholder of record, you do not specify how your shares are to be voted, the proxies will vote your shares FOR each of the nominees identified in Proposal 1 and FOR Proposals 2, 3 and 4. No proposal is currently expected to be considered at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting. If any other proposals are properly brought before the Annual Meeting for action, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the enclosed proxy card. It is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment on any such matter.

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail, and the Company will bear all associated costs of the solicitation process. These costs include the expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of Common Stock and Series A Preferred Stock. The Company may conduct further solicitations personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with any such solicitations. The Company intends to engage Georgeson Inc., an independent proxy solicitation firm, to assist with the solicitation of proxies for an estimated fee of $9,000, plus reimbursement of reasonable expenses.

Revocation of Proxies

The presence of a stockholder at the Annual Meeting will not, by itself, revoke such stockholder’s proxy. However, a proxy may be revoked at any time before it is voted.

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy card (i) by delivering to the Secretary of the Company (at the principal executive offices of the Company) a written notice of revocation, (ii) by executing and delivering a later dated proxy or (iii) by attending the Annual Meeting and voting in person. Stockholders voting by telephone or via the Internet may also revoke their proxy by attending the Annual Meeting and voting in person, by submitting the proxy in accordance with the instructions thereon or by voting again, at a later time, by telephone or via the Internet (a stockholder’s latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded). However, once voting on a particular proposal is completed at the Annual Meeting, a stockholder will not be able to revoke his or her proxy or change his or her vote as to any proposal or proposals on which voting has been completed.

Beneficial Owners. If you are a beneficial owner, you will need to revoke or resubmit your proxy through your nominee and in accordance with its procedures. In order to attend the Annual Meeting and vote in person, you will need to obtain a proxy from your nominee, the stockholder of record.

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SECURITY OWNERSHIP BY CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 19, 2015, certain information concerning the beneficial ownership of Common Stock of (i) each person who is a director of the Company and each director nominee; (ii) each named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. In addition, the following table sets forth certain information as of the dates indicated concerning persons known by the Company to beneficially own more than five percent of the Common Stock. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner (1)	Footnote	Number of Shares Beneficially Owned (2)	Percent of Class (2)
Holders of 5% or more of our common stock (excluding Directors and Named Executive Officers)

Coliseum Capital Management, LLC One Station Place, 7th Floor South Stamford, CT 06902	(3)	15,688,974	18.6%

GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	(4)	9,388,901	13.7%

Kohlberg Management V, L.L.C. 111 Radio Circle Mount Kisco, NY 10549	(5)	4,821,526	6.7%

RBC Global Asset Management (U.S.) Inc. 50 South Sixth Street, Suite 2350 Minneapolis, MN 55402	(6)	4,588,341	6.7%

BlackRock, Inc. 55 East 52nd Street New York, NY 10022	(7)	4,381,819	6.4%

Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746	(8)	4,084,162	6.0%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	(9)	4,059,183	5.9%

Ardsley Advisors Partners Philip J. Hempleman 262 Harbor Drive, 4th Floor Stamford, CT 06902	(10)	3,534,600	5.1%

Directors, Nominees and Named Executive Officers

Christopher S. Shackelton	(11)	15,688,974	18.6%
Richard M. Smith	(12)	1,323,333	1.9%
David Evans	(13)	294,539	*
David R. Hubers	(14)	173,322	*
Brian Stiver	(15)	185,834	*
Hai Tran	(16)	177,944	*
Stuart A. Samuels	(17)	71,500	*
Charlotte W. Collins	(18)	73,800	*
Samuel P. Frieder	(19)	50,000	*
Gordon H. Woodward	(19)	50,000	*
Myron Z. Holubiak	(20)	40,000	*
Karen Cain	(21)	25,000	*
Yon Y. Jorden	(22)	20,000	*
Tricia H. Nguyen	(23)	20,000	*
R. Carter Pate	—	5,000	*
David W. Golding	—	—	—
Michael Goldstein	—	—	—

All Directors and Executive Officers as a group (20 persons)	(24)	3,239,193	4.7%

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*	Percentage is less than 1% of class.

(1)	Except as otherwise indicated, all addresses are c/o BioScrip, Inc., 100 Clearbrook Road, Elmsford, New York 10523.

(2)	The inclusion in this table of any shares of Common Stock as “beneficially owned” does not constitute an admission by the holder of beneficial ownership of those shares. Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission (the “SEC”) under the Exchange Act, and generally includes voting or investment power over securities. Shares of Common Stock subject to options, warrants or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within sixty 60 days of March 19, 2015, are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person.

(3)

Based on a Schedule 13D filed with the SEC on March 19, 2015 by (i) Coliseum, which beneficially owns 15,688,974 shares for which it has shared voting and shared dispositive power; (ii) Coliseum Capital Partners, L.P. (“CCP”), which beneficially owns 9,876,974 shares for which it has shared voting and shared dispositive power; (iii) Coliseum Capital Partners II, L.P. (“CCP II”), which beneficially owns 2,210,136 shares for which it has shared voting and shared dispositive power; (iv) Coliseum Capital, LLC (“CC”), which beneficially owns 12,087,111 shares for which it has shared voting and shared dispositive power; (v) Adam Gray, as a manager of Coliseum and CC, beneficially owns 15,688,974 shares for which he has shared voting and shared dispositive power; and (vi) Christopher S. Shackelton, as a manager of Coliseum and CC, beneficially owns 15,688,974 shares for which he has shared voting and shared dispositive power. The number of shares beneficially owned and the percentage of class owned by Coliseum and Mr. Shackelton was calculated assuming full conversion of the 625,000 shares of Series A Preferred Stock into 12,088,974 shares of Common Stock and full exercise of the 1,800,000 Class A warrants and 1,800,000 Class B warrants to acquire an aggregate of 3,600,000 shares of Common Stock. The shares of Series A Preferred Stock are not convertible until May 11, 2015, the date of the Annual Meeting, which will be the first occurrence of a vote seeking stockholder approval by the Company’s common stockholders, and a holder’s ability to convert and vote the shares of Series A Preferred Stock is subject to a 19.99% limitation until stockholder approval is received.  The Warrants are not exercisable until the earlier of (i) September 9, 2015, or (ii) May 11, 2015, the date of the Annual Meeting, if Rule 5635 Approval is received. If Proposal 2 is not approved and Rule 5635 Approval is not obtained at the Annual Meeting, no Warrants may be exercised until September 9, 2015, and, subsequent to September 9, 2015, Warrants may be exercised only in accordance with the Conversion Cap (as further described for the Warrants below).  If the Annual Meeting is postponed or delayed and Proposal 2 is not submitted to a vote of the stockholders prior to September 9, 2015, then the Warrants are not exercisable until the first vote of the stockholders to occur after September 9, 2015. See Proposal 2 for a discussion of the transactions set forth in the Purchase Agreement that resulted in Coliseum beneficially owning the shares of Common Stock indicated.

(4)	Based on a Schedule 13D/A filed with the SEC on March 16, 2015 by (i) Gabelli Funds, LLC (“Gabelli Funds”), which beneficially owns 6,668,300 shares for which it has sole voting power and sole dispositive power; (ii) GAMCO Asset Management Inc., which beneficially owns 1,296,956 shares for which it has sole voting power over 1,256,956 shares and sole dispositive power over 1,296,956 shares; (iii) Teton Advisors, Inc., which beneficially owns 1,036,219 shares for which it has sole voting power and sole dispositive power; (iv) Gabelli Securities, Inc., which beneficially owns 382,001 shares for which it has sole voting power and sole dispositive power; (v) GAMCO Investors, Inc., which beneficially owns 5,425 shares for which it has sole voting power and sole dispositive power; (vi) GGCP, Inc.; and (vii) Mario J. Gabelli (collectively, the “GAMCO Reporting Persons”), who is deemed to have beneficial ownership of the shares owned beneficially by each of the other GAMCO Reporting Persons. Gabelli Funds has sole dispositive and voting power with respect to the shares held by a number of investment funds for which Gabelli Funds serves as an investment adviser (the “Funds”) so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund's shares, and at any time, the Proxy Voting Committee of each Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such Fund under special circumstances such as regulatory considerations.

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(5)	Based on a Schedule 13D/A filed with the SEC on August 27, 2013 by (i) Kohlberg Management V, L.L.C. (“Fund V”), which beneficially owns 4,821,526 shares of which it has shared voting power with respect to 4,821,526 shares and shared dispositive power with respect to 4,024,887 shares; (ii) Kohlberg Investors V, L.P. (“Investors”), which beneficially owns 2,920,874 shares for which it has shared voting power, of which it has shared dispositive power with respect to 2,124,235 shares; (iii) Kohlberg Partners V, L.P. (“Partners”), which beneficially owns 119,615 shares for which it has shared voting power and shared dispositive power; (iv) Kohlberg Offshore Investors V, L.P. (“Offshore”), which beneficially owns 142,292 shares for which it has shared voting power and shared dispositive power, (v) Kohlberg TE Investors V, L.P. (“TE”), which beneficially owns 1,544,928 shares for which it has shared voting power and shared dispositive power, and (vi) KOCO Investors V, L.P. (“KOCO” and collectively with Investors, Partners, Offshore and TE, the “Kohlberg Funds”), which beneficially owns 93,817 shares for which it has shared voting power and shared dispositive power. Fund V is the general partner of the Kohlberg Funds and, as a result, may be deemed to beneficially own all of the shares owned by the Kohlberg Funds. The above numbers include (i) warrants to acquire up to an aggregate of 3,004,887 shares of Common Stock, which expire on March 25, 2015, and (ii) 796,639 shares of Common Stock held in escrow to satisfy the indemnification obligations of the Kohlberg Funds in connection with the acquisition of CHS by the Company in March 2010. Each reporting person expressly disclaims beneficial ownership of any of these securities except to the extent such reporting person actually exercises voting or dispositive power with respect to such securities.

(6)	Based on a Schedule 13G filed with the SEC on February 4, 2015 by RBC Global Asset Management (U.S.) Inc. reporting that it beneficially owns 4,588,341 shares, of which it has sole voting and dispositive power for 680 shares, shared voting power for 2,968,861 shares, and shared dispositive power for 4,587,661 shares.

(7)	Based on a Schedule 13G/A filed with the SEC on January 30, 2015 by BlackRock, Inc. reporting that it beneficially owns 4,381,819 shares, of which it has sole voting power for 4,206,946 shares and sole dispositive power for 4,381,819 shares.

(8)	Based on a Schedule 13G filed with the SEC on February 5, 2015 by Dimensional Fund Advisors LP (“Dimensional”) reporting that it beneficially owns 4,084,162 shares, of which it has sole voting power for 3,898,391 shares and has sole dispositive power for 4,084,162 shares. Dimensional acts as an investment advisor to four investment companies and certain other commingled funds, group trusts and separate accounts (collectively, the “Dimensional Funds”). All shares reported as beneficially owned by Dimensional are owned by the Dimensional Funds, and Dimensional disclaims beneficial ownership of such shares.

(9)	Based on a Schedule 13G/A filed with the SEC on February 11, 2015 by The Vanguard Group reporting that it beneficially owns 4,059,183 shares, of which it has sole voting power for 104,948 shares, sole dispositive power for 3,965,335 shares and shared dispositive power for 93,848 shares.

(10)	Based on a Schedule 13G filed with the SEC on February 9, 2015 by Ardsley Partners Fund II, L.P. (“AP II”), Ardsley Partners Institutional Fund, L.P. (“Ardsley Institutional”), Ardsley Partners US Equity UCITS Fund plc (“Ardsley US Equity”), Ardsley Healthcare Fund, L.P. (“Ardsley Healthcare”), Ardsley Ridgecrest Partners Fund, L.P. (“Ardsley Ridgecrest”), Ardsley Advisory Partners, Ardsley Partners I (“Ardsley Partners”) and Philip J. Hempleman. AP II has shared voting and dispositive power with respect to 1,192,600 shares, Ardsley Institutional has shared voting and dispositive power with respect to 1,007,500 shares, Ardsley US Equity has shared voting and dispositive power with respect to 99,900 shares, Ardsley Healthcare has shared voting and dispositive power with respect to 50,000 shares, and Ardsley Ridgecrest has shared voting and dispositive power with respect to 80,000 shares. Ardsley Advisory Partners serves as Investment Adviser of AP II, Ardsley Institutional, Ardsley US Equity, Ardsley Healthcare and Ardsley Ridgcrest and has shared voting and dispositive power with respect to the 2,430,000 shares held by those funds. Ardsley Partners serves as General Partner of AP II, Ardsley Institutional and Ardsley Ridgecrest and has shared voting and dispositive power with respect to 2,280,100 shares owned by those funds. Philip J. Hempleman is the Managing Partner of Ardsley Advisory Partners and Ardsley Partners and the General Partner of Ardsley Healthcare and has shared voting and dispositive power with respect to the 3,534,600 shares owned by AP II, Ardsley Institutional, Ardsley US Equity, Ardsley Healthcare and Ardsley Ridgecrest and shares owned by certain accounts managed by Mr. Hempleman directly. Mr. Hempleman disclaims beneficial ownership of all such shares.

(11)

Includes 15,688,974 shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock and the full exercise of the Class A warrants and Class B warrants owned by Coliseum. Mr. Shackelton, as the Managing Director of Coliseum, is deemed to beneficially own all 15,688,974 shares of Common Stock, of which he has shared voting and shared dispositive power for such shares. The shares of Series A Preferred Stock are not convertible until May 11, 2015, the date of the Annual Meeting, which will be the first occurrence of a vote seeking stockholder approval by the Company’s common stockholders, and a holder’s ability to convert the shares of Series A Preferred Stock is subject to limitations until stockholder approval is received. The Warrants are not exercisable until the earlier of (i) September 9, 2015, or (ii) May 11, 2015, the date of the Annual Meeting, if Rule 5635 Approval is received. If Proposal 2 is not approved and Rule 5635 Approval is not obtained at the Annual Meeting, no Warrants may be exercised until September 9, 2015, and, subsequent to September 9, 2015, Warrants may be exercised only in accordance with the Conversion Cap (as further described for the Warrants below).  If the Annual Meeting is postponed or delayed and Proposal 2 is not submitted to a vote of the stockholders prior to September 9, 2015, then the Warrants are not exercisable until the first vote of the stockholders to occur after September 9, 2015.

(12)	Includes 1,188,333 shares issuable upon exercise of options held by Mr. Smith.

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(13)	Includes 290,000 shares issuable upon exercise of options held by Mr. Evans.

(14)	Includes 5,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Hubers. Also includes 56,522 shares of Common Stock held by the David R. Hubers Revocable Trust; 11,200 shares of Common Stock held by the David R. Hubers 2012 GRAT Trust (the “2012 GRAT”); 36,978 shares of Common Stock held by the Hubers Grandchildren’s Trust; and 33,622 shares of Common Stock held by the David R. Hubers 2011 GRAT U/A/D 10/28/11 (the “2011 GRAT”). Mr. Hubers is the trustee of the David R. Hubers Revocable Trust and Mr. Hubers’ spouse is the trustee of the 2012 GRAT, the Hubers Grandchildren’s Trust and the 2011 GRAT.

(15)	Includes 152,500 shares issuable upon exercise of options held by Mr. Stiver.

(16)	Includes 133,333 shares issuable upon exercise of options held by Mr. Tran.

(17)	Includes 5,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Mr. Samuels.

(18)	Includes 10,000 shares issuable upon exercise of options, and 10,000 shares issuable upon vesting of restricted stock, held by Ms. Collins.

(19)	Includes 10,000 shares issuable upon vesting of restricted stock held by each of Messrs. Frieder and Woodward. Pursuant to the terms of an Assignment and Transfer Agreement entered into on July 7, 2010, each of Messrs. Frieder and Woodward transferred his pecuniary interest in his shares to Kohlberg & Co., LLC, but have retained all voting and dispositive power with respect to such shares. Each of Messrs. Frieder and Woodward disclaim beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(20)	Includes 10,000 shares issuable upon vesting of restricted stock held by Mr. Holubiak.

(21)	Includes 25,000 shares issuable upon exercise of options held by Ms. Cain.

(22)	Includes 10,000 shares issuable upon vesting of restricted stock held by Ms. Jorden. Also includes 10,000 shares of Common Stock held by the Yon Yoon Jorden Revocable Trust.

(23)	Includes 10,000 shares issuable upon vesting of restricted stock held by Dr. Nguyen.

(24)	Includes 2,520,145 shares issuable upon exercise of options and 80,000 shares issuable upon vesting of restricted stock. The 15,688,974 shares of Common Stock beneficially owned by Mr. Shackelton are not included in this calculation. If the 15,688,974 shares of Common Stock beneficially owned by Mr. Shackelton were to be included in this calculation, the number of shares beneficially owned by the Directors and Officers as a group would equal 18,928,167, representing approximately 21.6% of the class.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and beneficial owners of more than 10% of Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Based solely on the Company’s review of the copies of such forms received by it, and written representations from certain of such persons, the Company believes that, during the fiscal year 2014, its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

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Equity Compensation Plan Information

The following table sets forth information relating to equity securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	6,837,006	$7.65	1,874,672
Equity compensation plans not approved by security holders	—	—	—
Total	6,837,006	$7.65	1,874,672

(1)	Columns (a) and (b) include outstanding awards under the Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”) and the BioScrip/CHS 2006 Equity Incentive Plan, as Amended and Restated (the “CHS Plan”). Column (c) includes securities remaining available for future issuance under only the 2008 Plan. At the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), the stockholders approved amendments to the 2008 Plan; as a result, no further awards will be made under the CHS Plan.

The following table sets forth information relating to the number of stock options and shares of restricted stock granted by the Company in fiscal years 2014, 2013 and 2012:

Fiscal Year	Stock Options Granted (#)	Restricted Stock Granted (#)
2014	1,906,000	100,000
2013	1,928,500	370,000
2012	2,106,500	70,000

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PROPOSAL 1 – ELECTION OF DIRECTORS

General

The Company’s bylaws provide that the Board consists of such number of directors as is designated from time to time by resolution of the Board. Directors hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until any such director’s earlier death, resignation or removal. Vacancies on the Board and newly created directorships will generally be filled by the vote of a majority of the directors then in office, and any directors so chosen will hold office until the next annual meeting of stockholders. In voting for directors, each stockholder is entitled to cast one vote for each share of Common Stock or Series A Preferred Stock (on an as-converted into Common Stock basis) owned, for each nominee. Stockholders are not entitled to cumulative voting in the election of directors. If a quorum is present, the nine nominees who receive the greatest number of votes will be elected to the Board. In the unanticipated event that one or more of such nominees becomes unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board. Each nominee has agreed to serve on the Board if elected. We have no reason to believe that any nominee will be unable to serve.

Based on the recommendation of the Governance, Compliance and Nominating Committee and approval of the Board, the following nine persons have been nominated for election to the Board at the Annual Meeting: Charlotte W. Collins, David W. Golding, Michael Goldstein, Myron Z. Holubiak, Yon Y. Jorden, Tricia H. Nguyen, R. Carter Pate, Stuart A. Samuels and Richard M. Smith. The Governance, Compliance and Nominating Committee identified, evaluated and recommended for nomination three qualified candidates, Messrs. Golding, Goldstein and Pate, after having learned that David R. Hubers would, for personal reasons, not be standing for re-election, and that Samuel P. Frieder and Gordon H. Woodward, principals of Kohlberg Investors V. L.P. and its affiliates, also would not be standing for re-election. The Governance, Compliance and Nominating Committee utilized a third-party search firm to identify, screen and facilitate the review of qualified candidates. Mr. Golding was identified by certain stockholders of the Company and evaluated by the third-party search firm and the Governance, Compliance and Nominating Committee.

On February 6, 2015, the Company entered into an Investor Agreement (the “Investor Agreement”) with Cloud Gate Capital LLC (“Cloud Gate”) and DSC Advisors, LLC (“DSC”), which together and with their respective affiliates beneficially owned approximately seven percent (7%) of the outstanding Common Stock as of the date of the Investor Agreement. Pursuant to the Investor Agreement, the Company agreed, among other things, to nominate Mr. Golding for election to the Board at the Annual Meeting. The Company further agreed to appoint Mr. Golding as a member of the Governance, Compliance and Nominating Committee of the Board if he is elected at the Annual Meeting.

In addition, on March 9, 2015, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain affiliates of Coliseum Capital Management, LLC (“Coliseum”). Pursuant to the Purchase Agreement, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware and appointed Christopher S. Shackelton, the Managing Director of Coliseum, to the Board until the Annual Meeting. The Certificate of Designations permits the holders of a majority of the Series A Preferred Stock to, without the consent of any other stockholders, elect one member of the Board (the “Series A Director”) for so long as shares of the Series A Preferred Stock represent at least five percent (5%) of the outstanding voting stock of the Company. Accordingly, the Company expects that Mr. Shackelton will be elected to the Board, to serve until the 2016 Annual Meeting, as the Series A Director designee on or before the date of the Annual Meeting pursuant to a unanimous written consent of the holders of the Series A Preferred Stock. By virtue of his position with Coliseum, Mr. Shackelton has an interest in the outcome of the vote on Proposal 2.

Current Directors and Nominees for Director

The following biographies set forth certain information with respect to each current director and each new nominee for election to the Board, including biographical data for at least the last five years. None of the corporations or organizations identified below is a parent, subsidiary or other affiliate of the Company.

Series A Director designee

Christopher S. Shackelton, 35, has been a director since March 2015, when he was appointed pursuant to the Securities Purchase Agreement that the Company entered into with Coliseum Capital Management, LLC and its affiliates. Mr. Shackelton is a co-founder of Coliseum and serves as a Managing Partner. Since 2012, he has served as Chairman of the Board of Providence Service Corporation. Since 2012, he has served as a director and member of the Audit Committee and Corporate Development Committee of LHC Group Inc. Since 2014, he has served as a director and Chair of the Finance Committee of Advanced Emissions Solutions, Inc. From 2008 to 2011, he served as Chairman of the Board of Rural/Metro Corp. From 2009 to 2010, he served as a director of Interstate Hotels & Resorts, Inc. Earlier in his career, Mr. Shackelton worked for Morgan Stanley & Co. and Watershed Asset Management. We believe Mr. Shackelton’s experience serving as a director for public companies and his financial and investment background, including with companies in the healthcare industry, are particularly relevant for his service on the Board.

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Director Nominees

Richard M. Smith, 55, President and Chief Executive Officer, joined the Company as its President and Chief Operating Officer in January 2009 and was appointed a director of the Company in September 2009. On January 1, 2011, Mr. Smith became the Company’s Chief Executive Officer. Prior to joining the Company, from June 2006 to December 2008, Mr. Smith was Chief Executive Officer and a director of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients. From May 2003 to May 2006, Mr. Smith was the President and Chief Operating Officer of Option Care, Inc., a home infusion and specialty pharmaceutical company. We believe his experience in the healthcare and home infusion industries and managerial background, together with his specific past experience as a Chief Executive Officer, are particularly relevant to Mr. Smith’s service on the Board. Further, as the only Board member who is also a member of the Company’s management team, Mr. Smith provides management’s perspective in Board discussions about the operations and strategic direction of the Company.

Charlotte W. Collins, Esq., 62, has been a director of the Company since April 2003. She is an independent health policy consultant and researcher and has chaired the Patient Centered Outcomes Research Institute (PCORI) advisory panel on patient engagement since May 2013. Ms. Collins is also a National Association of Corporate Directors (NACD) Board Leadership Fellow. From January 2008 to December 2014, she was a senior executive in charge of policy for the Asthma and Allergy Foundation of America (the “Foundation”). From 2010 to 2014, Ms. Collins was also in charge of education programs for the Foundation, and was its Senior Vice President for Policy and Programs. From 2003 to 2007, she was an Associate Professor of Health Services Management and Leadership, and Health Policy at the George Washington University School of Public Health and Health Services. From January 2002 to June 2003, she was an Associate Research Professor of Health Policy at the same university. She served a four year term on the National Allergy and Infectious Diseases Advisory Council of the National Institutes of Health beginning in 2001. From September 1996 to November 2004, Ms. Collins was Of Counsel in the health policy practice of the law firm of Powell Goldstein LLP in its Washington DC office. She served as General Counsel of the Regional Medical Center at Memphis for ten years until 1996 and served as interim General Counsel for the District of Columbia Health and Hospitals Public Benefit Corporation in 1998. In 1993, Ms. Collins co-founded a managed care plan and served on its board of directors through 1996. She has also served on the boards of two primary care centers, a Medicare Part A intermediary company, and as a leadership coach for the Robert Wood Johnson Foundation’s Health Policy Fellows program. In 2006, Modern Healthcare magazine named her one of the top 25 most influential minority healthcare executives. We believe her extensive experience in the healthcare industry, her legal knowledge and her current and past experience as a senior executive are particularly relevant to Ms. Collins’ service on the Board.

David W. Golding, 53, is being nominated as a new director. Since 2011, Mr. Golding has served as an independent outside consultant to national managed care organizations, specialty pharmacy providers, pharmacy benefit management businesses and other healthcare companies. Since February 2015, Mr. Golding has served as a director of VirMedica, Inc., and from 2013 to 2014, served as a director of Salveo Specialty Pharmacy, Inc., an independent specialty pharmacy company. From 1987 to 2011, Mr. Golding served in various positions at CVS Caremark, the pharmacy benefit management and mail service pharmacy division of CVS Health Corporation, beginning in their home infusion business from 1987 to 1993 and culminating as Executive Vice President of Specialty Pharmacy from 2004 to 2011. Mr. Golding began his career as a Staff Pharmacist at Cook County Hospital and Clinical Pharmacist at St Anthony’s Memorial Hospital. Mr. Golding is being nominated pursuant to the Investor Agreement that the Company entered into on February 6, 2015 with Cloud Gate Capital LLC and DSC Advisors, LLC. We believe Mr. Golding’s healthcare industry experience within the home infusion and specialty pharmacy, hospital and retail sectors, are relevant to his service on the Board.

Michael Goldstein, 73, is being nominated as a new director. Since 2004, Mr. Goldstein has been a director and Chairman of the Audit Committee of Pacific Sunwear of California, Inc., a retail clothing company. Since 2011, he has also served as a director and Chairman of the Audit Committees of MedExpress Urgent Care, a provider of urgent care services, and as a director of Ri Happy Brinquedos S.A., a Brazilian toy retailer. In February 2015, he became a director and Chairman of the Audit Committee of Teladoc, Inc., a provider of telehealth services, and since 2014, Mr. Goldstein has served as a board member and member of the Audit Committee of Sleepy’s LLC. He also has served as a global senior advisory board member of Jefferies & Company, Inc., an investment banking firm, since 2011. From 2007 to 2015, Mr. Goldstein served as a director of the Israel Discount Bank of New York. From 2002 to 2012, Mr. Goldstein served as a director and Chairman of the Audit Committee of 4Kids Entertainment, Inc., an entertainment merchandise licensing company, and from 2005 to 2012, he served as a director, Chairman of the Nominating and Governance Committee and as a member of the Audit Committee and the Mergers and Acquisitions Committee of Medco Health Solutions, Inc., a pharmacy benefits management company. From 2008 to 2012, Mr. Goldstein served as a director for Charming Shoppes, Inc., and in 2011, he served as Chairman of its board of directors. He also served as a director of Martha Stewart Living Omnimedia, Inc., a media and merchandising company, from 2004 to 2010, and as Chairman of the board of directors of Toys “R” Us, Inc., a toy retailer (“TOYS”), from 1998 to 2001. Mr. Goldstein has held multiple senior management positions throughout his career, including serving as the Chief Financial Officer and later Chief Executive Officer of TOYS, and as the Senior Executive Vice President of Operations and Finance of Lerner Stores Corporation, a specialty store retailer. Mr. Goldstein began his career as an accountant at Ernst & Young, where he served as an audit partner for six years. We believe that Mr. Goldstein’s extensive finance and business operations background, as well as his prior experience serving on the boards of directors of public companies, are relevant to his service on the Board.

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Myron Z. Holubiak, 68, has been a director of the Company since March 2005 and was appointed Chairman of the Board on April 18, 2012. Prior to being appointed a director of the Company he had served as a director of Chronimed since September 2002. Mr. Holubiak held many executive, operational and marketing and sales positions with Roche Laboratories, Inc. over a career that spanned 18 years, including serving as its President from December 1998 to August 2001. Currently, Mr. Holubiak is the President and Chief Executive Officer of Leonard Meron Biosciences, a late stage drug development company focused on critical care. Mr. Holubiak is also a member of the board of directors of 1-800-Doctors, Inc., a medical referral company that provides consumers with access to physicians and hospitals. Since July 2010, Mr. Holubiak has been a lead independent director of Assembly Biosciences (formerly Ventrus BioSciences, Inc.), an early stage biotechnology development company. From 2012 to 2014, Mr. Holubiak was a member of the board of directors of IntelliCell Biosciences, Inc. Mr. Holubiak is a lifetime honorary member of the Academy of Managed Care Pharmacy (AMCP), and a Trustee of the AMCP Foundation. We believe his experience in the healthcare industry and managerial background, together with his past experience as a board member of Chronimed (a predecessor of the Company), are particularly relevant to Mr. Holubiak’s service on the Board.

Yon Y. Jorden, 60, has been a director of the Company since May 2014. Since 2008 she has been a director of Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions (“Maxwell”). She currently serves on Maxwell’s Audit Committee and Compensation Committee, and she is the Chairperson of Maxwell’s Governance and Nominating Committee. Ms. Jorden is also a director of Methodist Health System, a Texas-based not-for-profit hospital system, and she is a NACD Board Leadership Fellow. From 2004 through 2013, she served as a director of Magnetek, Inc., a manufacturer of digital power control systems, and served on its Nominating and Corporate Governance and Retirement Plan Committees and as Chairman of its Audit Committee and its Compensation Committee. From 2008 to 2010, she served as a director and Audit Committee Chair of U.S. Oncology, an oncology services company. Ms. Jorden previously held senior management positions in the health care services, technology and manufacturing industries, as Chief Financial Officer of four publicly traded companies, most recently as Executive Vice President and Chief Financial Officer of AdvancePCS, a pharmacy benefits management company, from 2002 to 2004. Prior to that, she served as Executive Vice President and Chief Financial Officer of Informix from 2000 to 2001, and held the same position with Oxford Health Plans, Inc. from 1998 to 2000. From 1990 to 1996, Ms. Jorden was a Senior Vice President and Chief Financial Officer of Wellpoint, Inc. Earlier in her career she was a Senior Auditor with Arthur Andersen & Co., where she became a certified public accountant. In her executive capacities, Ms. Jorden has specialized in complex financial transactions, including corporate turnarounds, initial public offerings and mergers and acquisitions. We believe Ms. Jorden’s career and experience with a variety of financial, operational and risk oversight matters are particularly relevant to Ms. Jorden’s service on the Board.

Tricia Nguyen, 42, has been a director of the Company since January 2014. Dr. Nguyen has been the Executive Vice President of Texas Health Resources, a nonprofit hospital system, since October 2013. From August 2011 to September 2013, Dr. Nguyen was Chief Medical Officer of Banner Health Network, an accountable care organization with more than 2,500 physicians. From April 2011 to August 2011, she was a consultant for Swope Health Services, a system of federally qualified clinics in Kansas providing primary health care, dental and behavioral health services. From April 2010 to April 2011, Dr. Nguyen was Chief Medical Officer of Blue Cross Blue Shield of Kansas City, a non-profit health insurance company. From April 2008 to April 2010, Dr. Nguyen was the Senior Medical Director of Blue Cross Blue Shield of Florida, a non-profit health insurance company. From August 2005 to April 2008, Dr. Nguyen was Vice President and Market Medical Officer of Humana, Inc., a managed health care company that markets and administers health insurance. Dr. Nguyen is President of Texas Health Population Health, Education, Research and Innovation Center, which focuses on sharing best practices, disseminating information about innovative approaches, leading physician-directed population health initiatives and coordinating community-based well-being collaboration. We believe her experience in the healthcare industry and managerial background, particularly her past managerial experience with health insurance companies, together with her medical experience, are particularly relevant to Dr. Nguyen’s service on the Board.

R. Carter Pate, 60, is being nominated as a new director. Mr. Pate previously served as Chief Executive Officer of MV Transportation, Inc., the largest privately-owned passenger transportation contracting firm based in the U.S. (“MV”) from 2011 to 2014 and continues to serve as an independent strategic advisor to MV. From 1996 to 2011, Mr. Pate was employed by PricewaterhouseCoopers, LLP (“PwC”). From 2010 to 2011, he was the U.S. and Global Managing Partner of PwC’s Capital Projects and Infrastructure practice. From 2008 to 2010, he was the Global and U.S. Managing Partner of PwC’s Health Care Practice, and from 2005 to 2008, he was the U.S. Managing Partner of Government Services. From 2004 to 2005, Mr. Pate was PwC’s Managing Partner of U.S. Markets, and from 2000 to 2004, Mr. Pate was PwC’s Managing Partner of Financial Advisory Services. He served as a Partner and Leader in PwC’s U.S. Restructuring Practices from 1996 to 2000. Mr. Pate previously served as a director and Interim President and Chief Executive Officer of Sun Television and Appliances, Inc., a national retailer, as a director and Chief Executive Officer of Sun Coast Industries, Inc. and as Director of Finance at William Hudson Chemical Trading. He also founded his own management consulting firm. We believe Mr. Pate’s business and financial background, as well as his experience as a senior executive and manager, are relevant to his service on the Board.

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Stuart A. Samuels, 73, has been a director of the Company since March 2005. Prior to being appointed a director of the Company he had served as a director of Chronimed since November 2000. Since 1990, Mr. Samuels has been a management consultant, specializing in business management, strategic sales and marketing and business development for several companies, specifically in the pharmaceutical and healthcare industries. Mr. Samuels served on the board of directors of Target Rx, Inc. from 2000 to 2011, and on the board of directors of Infomedics, Inc. from 2005 to 2012. Additionally, Mr. Samuels served as a consultant to the Federal Trade Commission from 2012 to 2013. We believe his managerial, marketing and financial background, together with his past experience in the healthcare and pharmaceutical industries, are particularly relevant to Mr. Samuels’ service on the Board.

There is no family relationship among the Series A Director, any of the other directors or the executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF THE NINE NOMINEES FOR DIRECTOR NAMED ABOVE

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PROPOSAL 2 – RULE 5635 APPROVAL RELATING TO (A) THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SHARES OF SERIES A PREFERRED STOCK, (B) THE ABILITY TO VOTE WITH 20% OR MORE OF THE AGGREGATE VOTING POWER OF THE SHARES OF COMMON STOCK AND SERIES A PREFERRED STOCK (on an as-converted INTO Common Stock basis), AND (C) THE ABILITY TO EXERCISE CERTAIN OF THE CLASS A AND CLASS B WARRANTS

The Company is seeking the Rule 5635 Approval, consisting of approval by the holders of Common Stock of (a) the issuance of shares of Common Stock that would cause any holder of the Series A Preferred Stock and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock upon the conversion of the Company’s currently outstanding and any future outstanding shares of Series A Preferred Stock, as computed immediately after giving effect to such conversion, (b) the ability of any holder and any of its affiliates to vote, in the aggregate, with 20% or more of the aggregate voting power of all of the Company’s currently outstanding and any future outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted into Common Stock basis), as computed on the applicable record date for determining stockholders who may vote on any proposal and (c) the ability, by holders thereof, to exercise the Company’s currently outstanding and any future outstanding Class A and Class B Warrants (together, the “Warrants”) to an extent that would cause the holder of the Warrants and any of such holder’s affiliates, in the aggregate, to beneficially own 20% or more of the Company’s outstanding shares of Common Stock after giving effect to such exercise, each of the foregoing (a), (b), and (c) as required by and in order to satisfy the requirements of The NASDAQ Global Market, including NASDAQ Rule 5635(b).

The Company is contractually obligated to seek Rule 5635 Approval. Proposal 2 is not seeking Rule 5635 Approval to authorize and approve the Company’s entry into the Transaction (as defined below). The Transaction has already occurred and the Transaction documents are binding obligations on the Company. If the Company does not receive Rule 5635 Approval, then the Conversion Caps and Voting Caps described below will remain in effect and the holders of the Series A Preferred Stock will be entitled to receive increased dividends as described below.

General

As previously announced, on March 9, 2015, the Company entered into the Purchase Agreement with CCP, CCP II and Blackwell Partners, LLC, Series A (collectively, the “Coliseum Investors”), each of which is an affiliate of Coliseum. Pursuant to the Purchase Agreement, the Company issued and sold to the Coliseum Investors an aggregate of (a) 625,000 shares of Series A Preferred Stock, at a purchase price per share of $100.00, (b) 1,800,000 Class A Warrants, and (c) 1,800,000 Class B Warrants, for gross proceeds of $62.5 million (the “Transaction”). The Company used a portion of the net proceeds from the Transaction for the repayment of certain outstanding indebtedness and intends to use the remaining amounts for general corporate purposes.

On March 9, 2015, the Company filed a Certificate of Designations for the Series A Preferred Stock with the Secretary of State of the State of Delaware. There are a total of 825,000 shares of Series A Preferred Stock designated therein. Under the terms of the Certificate of Designations, the Series A Preferred Stock is not convertible into Common Stock until the first vote of the stockholders where the Company seeks Rule 5635 Approval which, in effect, will remove the Voting Cap and the Conversion Cap (each as further described below) for the Series A Preferred Stock. The Warrants are not exercisable until the earlier of (i) September 9, 2015, or (ii) the date Rule 5635 Approval is obtained. If Proposal 2 is not approved and Rule 5635 Approval is not obtained at the Annual Meeting, no Warrants may be exercised until September 9, 2015, and, subsequent to September 9, 2015, Warrants may be exercised only in accordance with the Conversion Cap (as further described for the Warrants below).  If the Annual Meeting is postponed or delayed and Proposal 2 is not submitted to a vote of the stockholders prior to September 9, 2015, then the Warrants are not exercisable until the first vote of the stockholders to occur after September 9, 2015.

On March 23, 2015, the Company and the Coliseum Investors entered into an addendum (the “Addendum”) to the Warrant Agreement, dated as of March 9, 2015 (“Warrant Agreement”).  Pursuant to the Addendum, the Investors paid the Company $483,559 in the aggregate (the “Payment”), and the exercise price of the Warrants was reduced in a corresponding per share amount to give effect to the Payment.  The per share exercise price of the Class A Warrants was reduced to $5.17, and the per share exercise price of the Class B Warrants was reduced to $6.45.  All other terms of the Warrant Agreement and the Transaction remain the same. The Company intends to use the proceeds from the Payment for general corporate purposes.

Pursuant to Rule 5635(b) of the NASDAQ Rules, the Company is required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) that may be deemed to constitute a change of control of the Company under applicable NASDAQ Rules. In order to ensure compliance with this rule the terms of the Series A Preferred Stock impose limitations on the number of shares of Common Stock that may be acquired upon conversion and on the voting power of the Series A Preferred Stock until the Company obtains Rule 5635 Approval. Similarly, the Warrants are subject to limitations on the number of shares that may be acquired upon their exercise until the Company obtains Rule 5635 Approval. These caps and limitations provide:

•	Series A Preferred Stock: The Series A Preferred Stock beneficially owned by a holder and its affiliates may not be converted to the extent that, after giving effect to the conversion, the holder would beneficially own, in the aggregate, in excess of 19.99% of the shares of Common Stock outstanding immediately after the conversion (the “Conversion Cap”). Additionally, prior to the receipt of Rule 5635 Approval, the Series A Preferred Stock beneficially owned by a holder, or any of its affiliates may only be voted to an extent as not to exceed 19.99% of the aggregate voting power of all of the Company’s voting stock outstanding who may vote with respect to any proposal (the “Voting Cap”).

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•	Warrants: The Warrants may not be exercised if such exercise would cause the holder together with its affiliates to beneficially own in the aggregate greater than 19.99% of the Company’s Common Stock after giving effect to the exercise (also a “Conversion Cap”).

The terms of the Series A Preferred Stock and the Warrants provide that these caps and limitations will be removed upon the potential issuance of 20% or more of Common Stock upon the conversion of the Series A Preferred Stock and the exercise of the Warrants.

As of the date of this proxy statement, if the Coliseum Investors were able to convert their shares of Series A Preferred Stock in full, and exercise the Warrants in full, their aggregate beneficial ownership would be approximately18.6% of the Company’s outstanding Common Stock. However, the shares of Common Stock that may be acquired by the holders of the Series A Preferred Stock may increase in accordance with the terms of the Series A Preferred Stock. For example, the liquidation preference of the Series A Preferred Stock is equal to $100.00. The liquidation preference may be adjusted from time to time by the accrual of Accrued Dividends (defined below), which will in effect increase the number of shares of Common Stock that may be acquired upon the conversion of the Series A Preferred Stock. The conversion of the Series A Preferred Stock is also subject to adjustment from time to time upon the occurrence of certain events, including a stock split, a reverse stock split or a dividend of Common Stock to the Company’s stockholders. Similarly, the Warrants contain certain provisions that provide for adjustment of the exercise price for specified events, including stock splits, reclassifications and exchanges, issuance of stock dividends, mergers and certain sales of assets and dilutive issuances of Common Stock or other securities convertible into or exercisable for Common Stock at prices that are or are deemed to be below the conversion price at the time of such issuance. Because the conversion of the Series A Preferred Stock or exercise of the Warrants may ultimately result in the issuance of securities equal to 20% or more of the Common Stock, to ensure compliance with the NASDAQ Rules, the Certificate of Designations and the Warrants include provisions that restrict the holders of Series A Preferred Stock or the Warrants from converting or exercising their securities, as applicable, into shares of Common Stock until Rule 5635 Approval is obtained.

THIS SUMMARY OF THE TERMS OF THE TRANSACTION AND DOCUMENTS RELATED TO THE TRANSACTION IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION AND DOCUMENTS RELATED TO THE TRANSACTION. HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE PURCHASE AGREEMENT, CERTIFICATE OF DESIGNATIONS, THE WARRANT AGREEMENT, THE ADDENDUM TO THE WARRANT AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT. The Transaction is further described in the Company’s periodic filings with the SEC, including the COMPANY’S Current Report on Form 8-K filed ON March 10, 2015, AS AMENDED ON MARCH 24, 2015, and the documents filed therewith AS EXHIBITS, ARE INCORPORATED by reference into this proxy statement.

Summary of Document Terms Relating to the Transaction

Summary Terms of the Series A Preferred Stock

Capitalized terms not defined in this summary of the terms of the Series A Preferred Stock have the meanings assigned to them in the Certificate of Designations.

Dividends. The Company may pay a noncumulative cash dividend on each share of the Series A Preferred Stock when, as and if declared by the Board of Directors and permitted by the Delaware General Corporation Law, out of funds legally available for the payment of distributions, at a rate of eight and one-half percent (8.5%) per annum on the liquidation preference then in effect. Beginning with the second quarter of 2015, on or before the third (3rd) business day immediately preceding each fiscal quarter of the Company, the Company will determine its intention whether or not to pay a cash dividend with respect to that ensuing quarter and will give notice of its intention to each holder of Series A Preferred Stock as soon as practicable thereafter. Unless and until the Company obtains the required consent and/or amendment from the Company’s lenders under the Company’s senior credit facilities, the Company will not be permitted to pay cash dividends.

In the event the Company does not declare and pay a cash dividend, the liquidation preference of the Series A Preferred Stock will be increased to an amount equal to the liquidation preference in effect at the start of the applicable dividend period, plus an amount equal to such then applicable liquidation preference multiplied by eleven and one-half percent (11.5%) per annum, computed on the basis of a 365-day year and the actual number of days elapsed from the start of the applicable dividend period to the applicable date of determination.

In the event that the Company shall, at any time, pay a dividend or make a distribution, whether in cash, in kind or other property on the outstanding shares of Common Stock (other than any dividend in the form of stock, warrants, options or other rights where the dividended stock or the stock issuable upon exercise of such warrants, options or other rights is Common Stock or ranks equal or junior to the Common Stock), the Company shall, at the same time, pay to each holder of Series A Preferred Stock a dividend equal to the dividend that would have been payable to such holder if all (i.e., without regard to any restrictions on conversion at such time (including the Conversion Cap)) of the shares of Series A Preferred Stock beneficially owned by such holder had been converted into Common Stock immediately prior to the applicable record date for determining the stockholders eligible to receive such dividend or distribution.

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Cash dividends shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (unless any such day is not a business day, in which event such dividends shall be payable on the next succeeding business day, without accrual to the actual payment date), commencing on the first calendar day of the first July or October following the date of original issuance of the Series A Preferred Stock. If declared, cash dividends will begin to accrue on the first day of the applicable dividend period.

If applicable, the Accrued Dividend will accrue and be cumulative on the same schedule as the cash dividends and will also be compounding at the applicable annual rate on each applicable subsequent dividend date. Accrued Dividends are paid upon the occurrence of a Liquidation Event (as defined below) and upon conversion or redemption of the Series A Preferred Stock.

If the Company does not obtain Rule 5635 Approval by September 30, 2015, then all of the restrictions relating to the holders and their respective affiliates’ ability to vote and convert their shares of Series A Preferred Stock and exercise their Warrants will continue. In addition, if Rule 5635 Approval is not obtained by September 30, 2015, the dividend rate with respect to cash dividends on each share of Series A Preferred Stock will automatically increase to thirteen and one-half percent (13.5%) per annum, and the Accrued Dividend rate will automatically increase to sixteen and one-half percent (16.5%) per annum, in each case, commencing with the October 1, 2015 Accrued Dividend. Unless and until the Company obtains the required consent and/or amendment from the Company’s lenders under the Company’s senior credit facilities, the Company will not be permitted to pay such cash dividends.

Liquidation, Dissolution or Winding-up; Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company (each, a “Liquidation Event”), after satisfaction of all liabilities and obligations to creditors of the Company and distribution of any Company assets to the holders of any stock or debt that is senior to the Series A Preferred Stock, and before any distribution or payment shall be made to holders of any junior stock, each holder of Series A Preferred Stock will be entitled to (i) convert their shares of Series A Preferred Stock into Common Stock and receive their pro rata share of consideration distributed to the holders of Common Stock, or (ii) receive, out of the assets of the Company or proceeds thereof (whether capital or surplus) legally available therefor, an amount per share of Series A Preferred Stock equal to the liquidation preference. The liquidation preference is equal to $100.00, which preference may be adjusted from time to time as described above under the section entitled “—Dividends.” However, if, at any applicable date of determination of the liquidation preference, (i) any cash dividend has been declared but is unpaid or (ii) the Company has given notice (or failed to give such notice) of its intention to pay a cash dividend but such cash dividend has not yet been declared by the Company’s Board, then such cash dividends shall be deemed, for purposes of calculating the applicable liquidation preference, to be Accrued Dividends.

The occurrence of a change of control that would result if the Company either (1) merges or consolidates with or into any other person, another person merges with or into the Company, or the Company sells, leases, licenses, transfers, or otherwise disposes of all or substantially all of the assets of the Company to another person or (2) engages in any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property will be deemed a Liquidation Event under the certificate of designations (a “Deemed Liquidation Event”), unless such treatment is waived in writing by holders of a majority in voting power of the outstanding shares of the Series A Preferred Stock, taken together and voting as a separate class (but not as separate series).

Voting. Holders of shares of Series A Preferred Stock are entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the holders of Common Stock, on an as-converted basis.

In the event of any such vote or action by written consent, each holder of Series A Preferred Stock will be entitled to that number of votes equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series A Preferred Stock are convertible as of the close of business on the record date fixed for such vote or such written consent. However, prior to the receipt of Rule 5635 Approval, the voting rights and power of the Series A Preferred Stock is subject to the Voting Cap. The Voting Cap will no longer apply to the Series A Preferred Stock upon the occurrence of certain events, including, for example, receipt of Rule 5635 Approval.

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In addition to any other vote or consent required in the Certificate of Designations or by applicable law, unless waived in writing by holders of a majority in voting power of the outstanding shares of the Series A Preferred Stock, the vote or written consent of the holders of a majority in voting power of the outstanding shares of the Series A Preferred Stock shall be necessary for effecting or validating the following actions (whether taken by amendment, merger, consolidation or otherwise): (i) any change, amendment, alteration or repeal (including as a result of a merger, consolidation, or other similar or extraordinary transaction) of any provisions of the certificate of incorporation or bylaws of the Company that amends or modifies, in a manner adverse to, in any material respect, the rights, preferences, privileges or voting powers of the Series A Preferred Stock, except as permitted by the Certificate of Designations; (ii) any authorization, designation, recapitalization, whether by reclassification, by merger or otherwise, or issuance of any new class or series of stock or any other securities convertible into equity securities of the Company having rights, preferences or privileges senior to or on a parity with the Series A Preferred Stock; (iii) subject to certain limited exceptions, any increase or decrease in the authorized number of shares of Series A Preferred Stock; (iv) any redemption, repurchase or other acquisition, or payment of dividends or other distributions, by the Company with respect to any securities of the Company that constitute junior stock, except as permitted by the Certificate of Designations; (v) the entry by the Company into any contract, agreement, arrangement, or understanding that would prohibit or otherwise restrict the Company from performing its obligations to the holders of Series A Preferred Stock under the Certificate of Designations, the certificate of incorporation or otherwise; (vii) the entry by any Company subsidiary into any contract, agreement, arrangement, or understanding that would prohibit or otherwise restrict the payment of dividends or the making of distributions to the Company; or (vii) the issuance by the Company of equity or securities convertible into equity of the Company at a price that is more than 25% below fair market value of such equity or securities at the time of issuance thereof.

In addition, the vote or written consent of a majority in voting power of the outstanding shares of the Series A Preferred Stock will be necessary for effecting or validating (i) any voluntary initiation of any liquidation, dissolution or winding up of the Company and (ii) certain Deemed Liquidation Events; provided however, that in each case the holders of the Series A Preferred Stock shall only be entitled to approve such events or transactions if those events or transactions would result in the holders of the Series A Preferred Stock not being entitled to convert their shares of Series A Preferred Stock or receive the full value of the Liquidation Preference as a result of the transaction.

Series A Director designee. So long as shares of the Series A Preferred Stock represent at least five percent (5%) of the outstanding voting stock of the Company (on an as converted into Common Stock basis), the holders of the Series A Preferred Stock shall be entitled to designate one (1) member of the Board by a majority of the voting power of the outstanding shares of Series A Preferred Stock. Such designee shall be appointed to a minimum of two (2) committees of the Board at the designee’s request. The holders of the Series A Preferred Stock will also be permitted to vote their shares of Series A Preferred Stock (on an as converted basis) for the members of the Board elected by the Common Stock.

Optional Conversion by Holders. Prior to Rule 5635 Approval, no holder of outstanding shares of Series A Preferred Stock may be converted into Common Stock if it would cause that holder’s beneficial ownership to exceed 19.99%. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be equal to the product obtained by multiplying the conversion rate then in effect, by the number of shares of Series A Preferred Stock being converted, plus cash in lieu of fractional shares.

If the Rule 5635 Approval is not obtained, then the Series A Preferred Stock beneficially owned by each holder may not be converted to the extent that after giving effect to such conversion, the holder, and its respective affiliates would beneficially own, in the aggregate, in excess of the Conversion Cap as defined above. The Conversion Cap will no longer apply upon the occurrence of certain events, including, for example, receipt of the Rule 5635 Approval.

Optional Conversion by the Company. If, at any time following the third anniversary date of the issue date, the volume weighted average price of the Common Stock equals or exceeds three times the conversion price of the Series A Preferred Stock for a period of 30 consecutive trading days, the Company may, at the Company’s option, require that any or all of the then outstanding shares of Series A Preferred Stock be converted automatically into a number shares of Common Stock equal to the product obtained by multiplying the conversion rate then in effect, by the number of shares of Series A Preferred Stock being converted, plus cash in lieu of any fractional shares. Notwithstanding the foregoing, the Company may not elect to exercise the foregoing option at any time during the period commencing on the earlier of (1) the date that the Company has made a public announcement and (2) the date that such information is otherwise made public, that the Company is in negotiations relating to, or has entered into, a definitive agreement with respect to a transaction constituting a Deemed Liquidation Event and ending on the date of the first to occur of (i) the consummation of such transaction and (ii) the date that the Company has made a public announcement that any such definitive agreement or the negotiations relating thereto has been terminated.

Optional Special Dividend and Conversion on Certain Change of Control. Upon the occurrence of a change of control effected by a third party tender offer and that results in any person (other than the holders of Series A Preferred Stock or any of their respective affiliates, acting either individually or through a group) beneficially owning, directly or indirectly shares of the Company’s capital stock entitling such person to exercise 50% or more of the total voting power of all classes of voting stock of the Company, at the written request of a majority of the voting power of the outstanding shares of Series A Preferred Stock: (i) the Board will, subject to applicable law, declare and the Company will pay a special cash dividend on each share of Series A Preferred Stock, out of any legally available funds in the amount of the liquidation preference per share then in effect with respect to the Series A Preferred Stock to the extent the legally available funds are sufficient to pay the special dividend in full; and (ii) as of the payment date of the special dividend, all outstanding shares of Series A Preferred Stock automatically will be converted (without further action) into a number of shares of Common Stock at the conversion rate then in effect.

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Conversion Rate and Conversion Price. The conversion rate in effect at any applicable time for conversion of each share of Series A Preferred Stock into Common Stock will be the quotient obtained by dividing the liquidation preference then in effect by the conversion price then in effect. The initial conversion price for the Series A Preferred Stock is $5.17 but is subject to adjustment from time to time upon the occurrence of certain events, including in the event of a stock split, a reverse stock split, or a dividend of Common Stock to the Company’s Common Stock holders.

Rank. The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding up or dissolution, rank senior to the Common Stock and each other class or series of shares that the Company may issue in the future the terms of which do not expressly provide that such class or series ranks equally with, or senior to, the Series A Preferred Stock, with respect to dividend rights and/or rights upon liquidation, winding up or dissolution.

The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding up or dissolution, rank equally with each other class or series of shares that the Company may issue in the future the terms of which expressly provide that such class or series shall rank equally with the Series A Preferred Stock with respect to dividend rights and rights upon liquidation, winding up or dissolution.

The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding up or dissolution, rank junior to each class or series of shares that the Company may issue in the future the terms of which expressly provide that such class or series shall rank senior to the Series A Preferred Stock with respect to dividend rights and rights upon liquidation, winding up or dissolution. The Series A Preferred Stock will also rank junior to the Company’s existing and future indebtedness.

Redemption at the Option of the Holder Upon Change of Control. Upon the occurrence of a change of control (other than a change of control that would constitute a Deemed Liquidation Event (unless waived in writing by holders of a majority in voting power of the outstanding shares of the Series A Preferred Stock) or the type of change of control described above under the section entitled “—Optional Special Dividend and Conversion on Certain Change of Control”) and subject to applicable law, each holder of shares of Series A Preferred Stock that remain outstanding thereafter, if any, subject to certain exceptions shall have the right to require us to redeem, in full, out of funds legally available therefor, by irrevocable written notice to us, all of such holder’s shares of Series A Preferred Stock at a redemption price per share equal to the liquidation preference then in effect per share of Series A Preferred Stock.

Redemption at the Option of the Holder Other than Upon Change of Control. From and after the tenth anniversary of the original issuance of the Series A Preferred Stock, each holder of shares of Series A Preferred Stock has the right to request that the Company redeem, in full, out of funds legally available therefor, by irrevocable written notice to us, all of such holder’s shares of Series A Preferred Stock at a redemption price per share equal to the liquidation preference then in effect per share of Series A Preferred Stock. Such notice must be given by first class mail, postage prepaid, addressed to us. Each notice of redemption to us must state the redemption date and the number of shares of Series A Preferred Stock to be redeemed, and such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption in the notice.

If the Company elects to redeem a holder’s shares of Series A Preferred Stock pursuant to such notice, the Company will notify the holder of the Company’s election and the place or places where certificates for such shares are to be surrendered (or an indemnification undertaking as reasonably determined by us with respect to such certificates in the event of their loss, theft or destruction) for payment of the redemption price.

If the Company elects not to redeem a holder’s shares of Series A Preferred Stock pursuant to such notice, the Company will notify the holder of the Company’s election not to redeem, and the conversion price then in effect with respect to the shares of Series A Preferred Stock, subject to the notice provided by such holder will, as of the date the Company notify the holder of the Company’s election not to redeem, be decreased to the lesser of (A) the conversion price then in effect and (B) 80% of the volume weighted average price of the Company’s Common Stock for the 10 consecutive trading days prior to the date such holder notified us. Any such adjustment to the conversion price will be in addition to any adjustments to the conversion price pursuant to the anti-dilution provisions.

Redemption at the Option of the Company. From and after the tenth anniversary of the original issuance of the Series A Preferred Stock, subject to the satisfaction of the Company’s obligations to the Company’s creditors, the Company may redeem the outstanding Series A Preferred Stock, in whole or in part, at a price per share equal to the liquidation preference then in effect per share of Series A Preferred Stock.

Reorganizations, Mergers and Consolidations. If at any time or from time to time after the issue date, there is a reorganization of the Company (other than in instances where the certificate of designations allows for any adjustment to the liquidation preference or the conversion price) or a merger or consolidation of the Company with or into another corporation (except a Deemed Liquidation Event that is not waived as provided in the Certificate of Designation) then, as a part of such reorganization, merger or consolidation, provision will be made so that the holders of such Series A Preferred Stock will then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such reorganization, merger or consolidation by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such reorganization, merger or consolidation, all subject to further adjustment as provided in the Certificate of Designation or with respect to such other securities or property by the terms thereof. The Company may not effect any such reorganization, merger or consolidation unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger has assumed by written instrument the obligations of the Company under the Certificate of Designations governing the Series A Preferred Stock.

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Summary Terms of the Warrants

The Class A Warrants and the Class B Warrants have identical terms except for the exercise price.

Warrant Payment. The Company issued Class A Warrants and Class B Warrants to the Coliseum Investors in exchange for payment to the Company equal to $0.04 per share of Common Stock into which the Series A Preferred Stock could be converted as of the closing of the Transaction.

Exercise Price and Terms. The Warrants may be exercised to acquire shares of Common Stock. Class A Warrants are exercisable at $5.17 per share and the Class B Warrants are exercisable at $6.45 per share. The Warrants may only be exercised for cash. The Company may pay an exercising holder cash in lieu of issuing a fractional share in connection with an exercise of Warrants. The Warrants are not immediately exercisable, but will become exercisable upon the earlier of (i) September 9, 2015, or (ii) the date Rule 5635 Approval is obtained. If Proposal 2 is not approved and Rule 5635 Approval is not obtained at the Annual Meeting, no warrants may be exercised until September 9, 2015, and subsequent to September 9, 2015, Warrants may be exercised only in accordance with the Conversion Cap (as further described for the Warrants above). If a vote of the stockholders does not occur prior to September 9, 2015, then the Warrants are not exercisable until the first vote of the stockholders to occur after September 9, 2015.

Term: The Warrants expire ten years from their date of issuance.

No Rights as Stockholders: The holders of unexercised Warrants are not entitled to any of the rights to which the holders of outstanding shares Common Stock are entitled and, as such, are not entitled to receive notice of, or to vote at, any meeting, to consent, to receive notice of any other proceedings of the Company or to exercise any other rights whatsoever as the Company’s stockholders.

Adjustment: The number of shares of Company Common Stock issuable upon exercise of each Warrant, referred to as the “Warrant Shares,” will be adjusted upon occurrence of certain events as follows:

•	In the case of stock splits, subdivisions, reclassifications or combinations of Common Stock. If the Company (i) declares and pays a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivides or reclassifies the outstanding shares of Common Stock into a greater number of shares, or (iii) combines or reclassifies the outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Warrants at the time of the record date for the dividend or effective date of the split, reverse split, subdivision, combination or reclassification shall be proportionately adjusted so that the holder of Warrants after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to such Warrants after such date had the Warrants been exercised immediately prior to such date. In such event, the exercise price of the Warrants at the time of the effective date of such split, reverse split, subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of shares of Common Stock issuable upon the exercise of such Warrants before such adjustment and (2) the exercise price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, reverse split, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of shares of Common Stock issuable upon exercise of such Warrants determined pursuant to the immediately preceding sentence.

•	Price Based Anti-Dilution. If the Company shall issue or sell any shares of Common Stock for a consideration per share less than 85% of the then current market price per share immediately prior to such issuance or sale, or if earlier, upon the execution of the definitive documentation with respect to such issuance or sale (the “Effective Time”), then immediately upon the Effective Time, the number of shares of Common Stock issuable upon exercise of any Warrants at the time of the Effective Date shall be increased by multiplying such number of shares of Common Stock by a fraction, (i) the numerator of which shall be the fully diluted number of shares of Common Stock outstanding immediately prior to the Effective Time plus the number of shares of Common Stock so issued or sold, and (ii) the denominator of which shall be the fully diluted number of shares of Common Stock outstanding immediately prior to the Effective Time plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Common Stock so issued or sold would purchase if such shares were sold at the then current market price. However, certain issuances of Common Stock will not trigger the price based anti-dilution provisions, such as issuance of Common Stock upon conversion of the Series A Preferred Stock and issuances of equity awards to employees that are approved by the Board.

•	Other Distributions. In case the Company fixes a record date for the making of a dividend or distribution to all holders of shares of Common Stock of securities, evidences of indebtedness, assets, cash, rights or Warrants (but subject to certain exclusions), in each such case, the exercise price of the Warrants in effect prior to such record date shall be reduced immediately thereafter to the price determined in accordance with a defined formula in the Warrant.

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•	Business Combinations. In case of any merger, consolidation, statutory share exchange, amalgamation, tender offer, recapitalization, reorganization, scheme of arrangement or similar transaction that requires the approval of the Company’s stockholders (collectively, a “Business Combination”), the right of a holder of a Warrant to receive shares of Common Stock upon exercise of a Warrant shall be converted into the right to exercise such Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination) upon exercise of such Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon closing of such Business Combination or reclassification.

Registration Rights Agreement

The Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Coliseum Investors that, among other things and subject to certain exceptions, requires the Company, upon the request of the Coliseum Investors, to register Common Stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants. Pursuant to the terms of the Registration Rights Agreement, these registration rights will not become effective until one year after the closing date of the Transaction, and the costs incurred in connection with such registrations will be borne by the Company.

Impact on Stockholders of Approval or Disapproval of this Proposal 2

Proposal 2 is not seeking Rule 5635 Approval to authorize and approve the Company’s entry into the Transaction. The Transaction has already occurred and the Transaction documents are binding obligations on the Company. The failure of the Company’s stockholders to approve Proposal 2 will not negate the existing terms of the documents and agreements that effected the Transaction. The Series A Preferred Stock will continue to be an authorized class of the Company’s capital stock, and the terms of Series A Preferred Stock and Warrants will remain outstanding Company obligations in favor of the holders. The failure of the Company’s stockholders to approve Proposal 2 will mean that (i) the Conversion Caps (described above) will remain in effect and the Company will be unable to issue all shares of Common Stock upon the conversion of the Series A Preferred Stock and exercise of the Warrants, (ii) the Voting Cap (described above) will remain in effect restricting the ability of any holder and any of its affiliates to vote 20% or more of the aggregate voting power of all of the Company’s currently outstanding and any future outstanding shares of Common Stock and Series A Preferred Stock, and (iii) the dividend rate with respect to cash dividends on each share of Series A Preferred Stock will automatically increase to thirteen and one-half percent (13.5%) per annum, and the Accrued Dividend rate will automatically increase to sixteen and one-half percent (16.5%) per annum, in each case, commencing with the October 1, 2015 Accrued Dividend

Possible Effects on Rights of Existing Stockholders

The Company issued 625,000 shares of Series A Preferred Stock (representing 12,088,974 shares of Common Stock on an as-converted into Common Stock basis, with each share of Series A Preferred Stock convertible into 19.342 shares of Common Stock) and an aggregate of 3,600,000 Warrants that together on their date of issuance were exercisable for approximately 18.6% of the Company’s outstanding Common Stock. Any additional equity or convertible debt financings in the future could result in further dilution to the Company’s stockholders. Additionally, sales in the public market of shares of Common Stock or the shares of Common Stock acquired upon conversion of the Series A Preferred Stock or the exercise of the Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of the Common Stock and impair the Company’s ability to raise funds in additional stock financings. The sale into the public market of these shares could also materially and adversely affect the market price of the Common Stock. The Series A Preferred Shares and the Warrants could be converted into shares of Common Stock constituting 20% or more of the Company’s shares of Common Stock outstanding before the Transaction.

Reasons for Rule 5635 Approval

The Company’s Common Stock is listed on The NASDAQ Global Market and, as such, the Company is subject to NASDAQ Rules. Rule 5635(b) of the NASDAQ Rules requires that the Company obtains Rule 5635 Approval prior to the issuance of Common Stock in certain circumstances, including for an issuance of Company Common Stock that could be deemed to cause a change of control of the Company, which is generally interpreted to include an issuance of 20% or more of the Common Stock or voting power of the issuer outstanding before the issuance. If this Proposal 2 is approved, and if the Coliseum Investors later converted their Series A Preferred Stock in full and exercised the Warrants in full, the total number of shares of Common Stock issued to effect such conversions and exercises could equal or exceed 20% of the Company’s Common Stock outstanding.  The Company therefore seeks your approval of this Proposal 2 in order to satisfy the requirements of the NASDAQ Rules with respect to the issuance of the Common Stock upon the conversion of the Preferred Shares and exercise of the Warrants.

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Vote Required for Approval

Proposal 2 will be approved if a majority of the votes of the Company’s stockholders present in person or by proxy with respect to this matter are cast in favor of this proposal. In accordance with the NASDAQ Rules and the Certificate of Designation, votes submitted with respect to the shares of Series A Preferred Stock issued in the Transaction will not be counted (either on an as-converted into Common Stock basis, or otherwise) toward the vote total for Proposal 2. Votes submitted with respect to the shares of Series A Preferred Stock will not be included in the number of shares outstanding (either on an as-converted into Common Stock basis, or otherwise) for purposes of determining if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of Proposal 2. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RULE 5635 APPROVAL.

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PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Board is asking that stockholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. While the Company’s bylaws do not require stockholder ratification, the Company is asking its stockholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP as the Company’s independent registered public accounting firm, but may determine to do so nonetheless. Even if the appointment of KPMG LLP is ratified by the stockholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

KPMG LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014. Prior to the appointment of KPMG LLP on September 8, 2014, Ernst & Young LLP had served as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2013 and 2012, respectively. On September 2, 2014, Ernst & Young LLP resigned as the Company’s independent registered public accounting firm. The reports of Ernst & Young LLP on our consolidated financial statements as of and for the years ended December 31, 2013 and 2012, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two fiscal years ended December 31, 2013 and 2012, respectively, and during each of the fiscal quarters ended March 31, June 30 and September 30, 2014, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter thereof in connection with its reports on the financial statements of the Company for such years and periods. In addition, during the fiscal year ended December 31, 2013, as well as during each of the fiscal quarters ended March 31, June 30 and September 30, 2014, there were two “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) related to a material weakness in the Company’s internal control over financial reporting, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Annual Report”). As disclosed in Item 9A of the 2013 Annual Report, the Company’s management concluded that as of December 31, 2013, the Company’s internal control over financial reporting was not effective because of the existence of material weaknesses relating to: (i) the establishment of accounts receivable related reserves and the timely recognition of bad debt expense; and (ii) certain clerical errors and documentation omissions in the contingent consideration calculations which were provided to our auditors. The material weakness relating to the contingent consideration calculations has been remediated as of the first quarter of 2014 whereas management has not yet been able to conclude that the material weakness relating to accounts receivable related reserves has been remediated. The Audit Committee has authorized Ernst & Young LLP to respond fully to all requests of KPMG LLP concerning the accounts receivable related reserves material weakness.

We provided Ernst & Young LLP with a copy of the above disclosure and requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Ernst & Young LLP’s letter, dated September 8, 2014, is attached as Exhibit 16.1 to the Company’s Form 8-K filed on September 2, 2014.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from stockholders.

Effective September 8, 2014, the Audit Committee approved the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, and during each of the fiscal quarters ended March 31, June 30 and September 30, 2014, neither the Company nor any person on behalf of the Company has consulted KPMG LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to the Company or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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Public Accounting Fees and Services

The following table shows the aggregate fees billed to the Company by Ernst & Young LLP and KPMG LLP for services rendered during the years ended December 31, 2013 and 2014:

	Years Ended December 31,
	2013	2014
Description of Fees		E&Y	KPMG	2014 Total
Audit Fees	$1,729,985	$518,181	$7,127,753	$7,645,934
Audit Related Fees	—	—	—	—
Tax Fees (1)	$125,000	—	—	—
All Other Fees	—	—	—	—
Total Fees	$1,854,985	$518,181	$7,127,753	$7,645,934	(2)

(1)	In 2013, Ernst & Young LLP provided tax planning services in connection with corporate structure. All other 2013 and 2014 tax compliance, tax advice, or tax planning services were provided by PricewaterhouseCoopers LLP and Grant Thornton LLP.

(2)

The increase in total Audit Fees from 2013 to 2014 was primarily attributable to (i) increased costs associated with additional fees billed by KPMG LLP following their appointment at the end of the third quarter of 2014, which required additional first year foundational audit work as well as an expedited transition by KPMG LLP to enable a timely filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and (ii) increased costs due to additional audit procedures performed as a result of certain material weaknesses in the Company’s internal control over financial reporting.

Audit Fees

Audit fees consist of the aggregate fees billed by Ernst & Young LLP and KPMG LLP for professional services rendered for the audit of the Company’s financial statements as of and for the years ended December 31, 2013 and 2014, the audit of the Company’s internal control over financial reporting as of December 31, 2013 and 2014, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for 2013 and 2014.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” The Company did not have any such fees from Ernst & Young LLP or KPMG LLP during the fiscal years ended December 31, 2013 and 2014, respectively.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by Ernst & Young LLP and KPMG LLP for permitted advisory services.

Pre-Approval of Audit and Non-Audit Services

In accordance with the provisions of the Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services, and the related fees, provided to the Company by its independent registered public accounting firm, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the SEC. Accordingly, the Audit Committee pre-approved all services provided and fees charged by Ernst & Young LLP and KPMG LLP during the year ended December 31, 2014 and has concluded that the provision of these services is compatible with each firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

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PROPOSAL 4 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is again providing its stockholders an advisory vote on the compensation of our named executive officers, also known as a “say-on-pay” proposal. At the 2011 Annual Meeting, the Company’s stockholders voted in favor of holding future non-binding advisory votes every year, and the Board subsequently adopted this as its official position. Accordingly, this Proposal 4 is being submitted to you to obtain the non-binding advisory vote of the stockholders in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 14A of the Exchange Act and the SEC’s rules. After the Annual Meeting, the Company expects that the next stockholder advisory vote on the Company’s executive compensation program will occur at the 2016 Annual Meeting.

This proposal will give stockholders the opportunity to endorse the Company’s executive compensation programs and policies and the resulting compensation for the named executive officers, as described in this Proxy Statement in the Executive Compensation section, including the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation and the Company’s accompanying narrative disclosure. Because the vote on this Proposal 4 is advisory, the results will not be binding on the Compensation Committee, and the results will not affect, limit or augment any existing compensation or awards. The Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

The Compensation Committee believes the following design features are key to the program’s success and promotion of stockholders’ interests:

•	Paying for performance: Other than base salaries, all other components of compensation are variable and dependent on achievement of business and/or financial performance;

•	Aligning executives’ interests with those of stockholders: Most incentive compensation is equity-based;

•	Encouraging long-term decision-making: Stock options vest over three years and may normally be exercised over ten years;

•	Rewarding achievement of the Company’s business and financial performance: Amounts available for annual incentive awards are based on Company performance compared to its business plan; individual awards take account of business unit and individual executive performance relative to their goals; and

•	Avoiding incentives that might cause executives to take excessive risk: The Company makes discretionary rather than formulaic awards and uses Adjusted EBITDA as a key performance indicator. As an example, the Company also incentivizes management to achieve revenues at appropriate gross profit percentage levels and not simply revenues at any gross profit percentage level.

At the same time, the Company’s executive compensation programs exclude practices that would be contrary to the Company’s compensation philosophy and contrary to stockholders’ interests. For example, the Company’s executive compensation program:

•	does not provide executives with guaranteed bonuses;

•	does not provide contractual change-in-control cash severance pay beyond two times annual compensation, composed of base salary and bonus; and

•	prohibits the buying or selling of puts, calls, straddles, collars or other similar risk reduction devices, including publicly traded options, relating to the Company’s securities.

The compensation of the named executive officers reflects the Compensation Committee’s independent evaluation of these accomplishments, as well as their individual accomplishments.

The Compensation Committee and the Board believes that the Company’s compensation programs and policies, and the compensation of the named executive officers, as described above and in the Executive Compensation section of this Proxy Statement, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS FOLLOWS:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has determined that, except for Mr. Smith, each of its current directors and Messrs. Golding, Goldstein and Pate, each a new nominee, is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Rules.

Board Leadership

After careful consideration, in January 2011, the Board determined that the best leadership structure for the Company was to bifurcate the leadership roles of Chairman and Chief Executive Officer. The Board believes this structure is optimal for the Company because it permits the Chairman to provide independent leadership to Company oversight, strategic planning and board management, while permitting the Chief Executive Officer to focus more on the Company’s business, day-to-day planning, operations and execution. The Board believes that the separation of the two roles continues to provide the best balance of these important responsibilities. However, the Board believes that retaining the flexibility to unify the two roles is beneficial to the Company, and as such, the Board intends to continue to exercise its discretion in combining or separating these positions as the Board deems appropriate depending on the particular circumstances and needs of the Company at any time.

The Board believes that the independent directors provide effective oversight of the Company’s management. Moreover, in addition to the oversight and feedback provided by the independent directors during the course of the Board meetings, the independent directors have regular executive sessions at both the Board and Committee levels.

On January 13, 2014, the Board determined it was appropriate to increase the size of the Board from eight members to nine members and appointed Dr. Nguyen as a director to fill the resulting vacancy. In March 2014 the Board determined it was appropriate to expand the Board size to ten members and approved Ms. Jorden as a new nominee for election at the 2014 Annual meeting. The Board size decreased to nine members with the resignation of Richard L. Robbins in September 2014. In February 2015, the Company entered into the Investor Agreement, pursuant to which it agreed, among other things, to nominate Mr. Golding for election to the Board at the Annual Meeting. In March 2015, the Board determined it was appropriate to again increase the size of the Board to ten members as it appointed Christopher S. Shackelton to the Board. The Company expects that Mr. Shackelton will be elected to the Board as the Series A Director designee on or before the date of the Annual Meeting pursuant to a unanimous written consent of the holders of the Series A Preferred Stock. If the stockholders approve each of the nominees for director identified in Proposal 1, the size of the Board will remain at ten members.

Board Role in Risk Oversight

The Board has risk management oversight responsibility for the Company and administers this responsibility both directly and with assistance from its committees. The Board and its committees regularly review material financial, compensation, compliance and, to a lesser degree, operational risks with senior management. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for reviewing with management the Company’s major financial and other operational risk exposures and the steps management has taken to monitor, and where appropriate mitigate, risks associated with those exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management. For example, our Senior Vice President and General Counsel reports to the Audit Committee with respect to compliance with our risk management policies. The Audit Committee also oversees the Company’s independent registered public accounting firm, performs a central oversight role with respect to financial risks and, together with the Governance, Compliance and Nominating Committee, addresses compliance risks and reports on its findings at each regularly scheduled meeting of the Board. The Compensation Committee considers risks that may arise as a result of or otherwise in connection with the design of the Company’s compensation programs for our executives. The Governance, Compliance and Nominating Committee annually reviews the Company’s corporate governance guidelines and their implementation. Each committee regularly reports to the Board.

Board Diversity

The Governance, Compliance and Nominating Committee believes that diversity of backgrounds and viewpoints is a key attribute for directors. The Board does not have a formal diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

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Board and Committee Self Assessments

The Governance, Compliance and Nominating Committee oversees a periodic evaluation process whereby each director evaluates the Board as a whole and each member of a standing committee of the Board evaluates the committees on which he or she serves. After these evaluations are complete, the results are analyzed and discussed by the Board and each committee. The results may also be discussed with individual directors, and, if necessary, used to develop action plans.

Board Meetings; Annual Meeting Attendance

The Board held a total of twenty-five meetings during 2014. Each director attended at least 75% of the Board meetings and the meetings of the committees of the Board on which the director served that were held during his or her period of service in 2014. The Company expects each member of the Board to attend its annual meeting of stockholders absent a valid reason. All of the directors attended the annual meeting of stockholders held on May 8, 2014.

Executive Sessions

Independent, non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not employees of the Company. The Company’s non-management directors consist of all of its current directors other than Mr. Smith. An executive session of the Board’s non-management directors is generally held in conjunction with each regularly scheduled Board meeting. In addition, regular executive sessions of non-management directors are held generally at the conclusion of each audit committee meeting. Additional executive sessions may be called at the request of the Board or the non-management directors.

Board Committees

The Company’s standing committees are the Audit Committee; Governance, Compliance and Nominating Committee; Compensation Committee; and Corporate Strategy Committee. Each committee is composed solely of independent directors. Membership in each committee is as follows:

Audit Committee	Governance, Compliance and Nominating Committee	Management Development and Compensation	Corporate Strategy Committee
Yon Y. Jorden Ω *	Charlotte W. Collins*	Stuart A. Samuels*	Myron Z. Holubiak*
Charlotte W. Collins	Myron Z. Holubiak	Yon Y. Jorden	Stuart A. Samuels
Myron Z. Holubiak	Tricia H. Nguyen	Myron Z. Holubiak	Yon Y. Jorden
Gordon H. Woodward#	Christopher S. Shackelton	David R. Hubers#	Christopher S. Shackelton
Michael Goldstein+	Samuel P. Frieder#	Samuel P. Frieder#	David R. Hubers#
R. Carter Pate+	David W. Golding+	David W. Golding+	Gordon H. Woodward#
		R. Carter Pate+	Michael Goldstein+

Ω	Designates Audit Committee Financial Expert.
*	Designates committee chairperson.
#	Not standing for re-election and will retire from the Board as of the 2015 Annual Meeting.
+	Anticipated appointment, if elected.

The Company has adopted a written charter for each of the committees. The charter for the Audit Committee has been amended since January 1, 2014. Stockholders may access the amended charter for the Audit Committee as well as the charters for the Governance, Compliance and Nominating Committee and the Compensation Committee on the Company’s website at www.bioscrip.com under the heading “Investors — Corporate Governance” (the contents of such website are not incorporated into this proxy statement).

Audit Committee

Each member of the Audit Committee satisfies the independence requirements of Rule 5605(c)(2) of the NASDAQ Rules and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that Ms. Jorden is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of the SEC’s Regulation S-K. The Audit Committee is responsible, among its other duties, for (i) overseeing the process of accounting and financial reporting of the Company and the audits of the financial statements of the Company; (ii) appointing, retaining and compensating the Company’s independent registered public accounting firm; (iii) pre-approving all audit and non-audit services by the Company’s independent registered public accounting firm; (iv) reviewing the scope of the audit plan and the results of each audit with management and the Company’s independent accountants; (v) reviewing the internal audit function; (vi) reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures; and (vii) reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC. During 2014, the Audit Committee held seven meetings.

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Governance, Compliance and Nominating Committee

Each member of the Governance, Compliance and Nominating Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. The Governance, Compliance and Nominating Committee’s functions include recommending to the Board the number and names of proposed nominees for election to the Board at the Company’s annual meeting of stockholders; identifying and recommending nominees to fill expiring and vacant seats on the Board; and reviewing on an annual basis committee and Board performance and recommending, as necessary, changes to the Board. From time to time, the Governance, Compliance and Nominating Committee engages an executive search firm to assist it in identifying individuals qualified to be Board members. Except as may be required by rules promulgated by the NASDAQ Global Market or the SEC, the Governance, Compliance and Nominating Committee currently believes that there are no specific minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. In evaluating the suitability of potential nominees for election as members of the Board, the Governance, Compliance and Nominating Committee will take into consideration the current composition of the Board, including expertise, diversity and balance of inside, outside and independent directors, as well as the general qualifications of the potential nominees, including personal and professional integrity, ability and judgment and such other factors deemed appropriate. The Governance, Compliance and Nominating Committee will evaluate such factors, among others, and does not have requirements as to any particular weighting or priority of these factors. While the Governance, Compliance and Nominating Committee has not established specific minimum qualifications for director candidates, the Governance, Compliance and Nominating Committee believes that candidates and nominees must reflect a Board that is predominantly independent and is composed of directors who (i) are of high integrity; (ii) have qualifications that will increase the overall effectiveness of the Board, including expertise and knowledge in various disciplines relevant to the Company’s business and/or operations; and (iii) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. The Governance, Compliance and Nominating Committee considers recommendations for nominations from any reasonable and credible source, including officers, directors and stockholders of the Company who comply with the procedures set forth in the Company’s bylaws. See the section below titled “Stockholder Proposals.” The Governance, Compliance and Nominating Committee evaluates all reasonable and credible stockholder recommended candidates on the same basis as any other candidate. The Governance, Compliance and Nominating Committee also reviews the Company’s corporate governance, compliance and ethics guidelines, and oversees the annual evaluation of the Board and management of the Company. The Governance, Compliance and Nominating Committee held five meetings during 2014.

Management Development and Compensation Committee

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. From time to time, the Compensation Committee utilizes compensation consultants to assist the Compensation Committee. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other executive officers; and oversees the 2008 Plan, the 2001 Incentive Stock Plan (the “2001 Plan”) and the 1996 Non-Employee Directors Stock Incentive Plan. Upon stockholder approval of the 2008 Plan, no further grants were made under the 2001 Plan; however, if any shares of Common Stock subject to an award under the 2001 Plan are forfeited or expire, the shares of Common Stock subject to such award will, to the extent of the expiration or forfeiture, again be available for issuance under the 2008 Plan, subject to certain limitations as described in the 2008 Plan. The Compensation Committee also administers the CHS Plan, which was assumed and adopted by the Company in connection with its acquisition of CHS in March 2010. In connection with the assumption and adoption of the CHS Plan, certain options issued under the CHS Plan held by the five most senior executives of CHS were converted into the right to purchase 716,086 shares of Common Stock and all other options issued under the CHS Plan were either cashed out or cancelled at the closing of the acquisition of CHS. The Company granted options to purchase 240,000 shares under the CHS Plan in early 2014 and at the 2014 Annual Meeting, the stockholders approved amendments to the 2008 Plan; as a result, no further awards will be made under the CHS Plan.

The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for senior management and other significant positions within the Company. The Compensation Committee also oversees management succession planning. The Compensation Committee has authority to obtain advice and seek assistance from internal and external accounting and other consultants and advisers, to directly supervise their work and to determine the extent of funding necessary for the payment of any such consultant or advisor retained to advise it. During 2014, the Compensation Committee held seven meetings.

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Corporate Strategy Committee

The Company also has a Corporate Strategy Committee. The Chief Executive Officer generally participates in each meeting of the Corporate Strategy Committee. Members of the Corporate Strategy Committee are not required to be independent directors. The purpose of the Corporate Strategy Committee is to oversee the development of the Company’s corporate strategy and to assess strategic opportunities, including acquisitions and divestitures as they arise from time to time, to the extent that Committee involvement facilitates development of these matters prior to full Board review and approval. During 2014, the Corporate Strategy Committee held one meeting, as strategic matters were primarily addressed by the full Board.

Code of Ethics

The Company is committed to having sound corporate governance principles and has adopted a Code of Business Conduct and Ethics for Directors, Officers and Employees (the “Code of Business Conduct and Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. The Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.bioscrip.com under the heading “Investors – Corporate Governance” (the contents of such website are not incorporated into this proxy statement). If any waivers of the Code of Business Conduct and Ethics are granted to the principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, or if any material amendment is made to the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment or waiver on the Company’s website under the heading “Investors – Corporate Governance” and subheading “Governance Documents.” In addition, the Board has adopted a general code of ethics that is applicable to all of the Company’s employees and directors.

The Audit Committee has adopted a whistleblower policy in compliance with Section 806 of the Sarbanes-Oxley Act of 2002. The whistleblower policy allows employees to confidentially submit a good faith complaint regarding accounting or audit matters to the Audit Committee and management without fear of dismissal or retaliation. This policy, as well as a copy of the Company’s general code of ethics, was distributed as part of the Company’s Legal and Ethical Compliance Manual to all employees and evidence of employee acknowledgements of receipt and understanding of the foregoing are on file in the Compliance Department. A summary of the Company’s whistleblower procedures is available on the Company’s website at www.bioscrip.com under the heading “Investors – Corporate Governance” and subheading “Governance Documents” (the contents of such website are not incorporated into this proxy statement).

Stockholder Communications with the Board of Directors

The Board provides a process for stockholders and other interested parties to send communications to the Board or any of the directors. Interested parties may communicate with the Board or any of the directors by sending a written communication to BioScrip, Inc., c/o Corporate Secretary at 100 Clearbrook Road, Elmsford, New York 10523. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors to whom such communication is addressed.

Review, Approval or Ratification of Transactions with Related Persons

In accordance with the terms of the Company’s Audit Committee Charter, the Audit Committee is required to review and approve all related person transactions on an ongoing basis. A related person transaction, as defined in Item 404(a) of Regulation S-K, is any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of the Company’s executive officers, directors, director nominees or 5% stockholders (or their immediate family members) has a direct or indirect material interest.

In connection with the Purchase Agreement, the Company appointed Christopher Shackelton to the Board on March 9, 2015. Mr. Shackelton is the managing director of Coliseum, which, upon the completion of the transactions set forth in the Purchase Agreement, beneficially owned (a) 625,000 shares of Series A Preferred Stock, (b) 1,800,000 Class A warrants to purchase the Common Stock at a price of $5.295 per share, and (c) 1,800,000 Class B warrants to purchase the Common Stock at a price of $6.595 per share. The Company realized a total of $62.5 million in gross proceeds from the transactions set forth in the Purchase Agreement. In addition, Coliseum is a stockholder in LHC Group, Inc., which, through certain of its wholly-owned subsidiaries, acquired the Company’s Home Health Services segment on March 31, 2014, for approximately $59.5 million.

During 2014, there were no related person transactions in conflict with the Company’s policies with respect to related party transactions.

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Compensation of Directors

Following is the schedule of directors’ fees for 2014:

Position on the Board and Committees	Fee
Non-management director retainer fee	$50,000 annually
Additional retainer fee for Chairman of the Board	$50,000 annually
Fee for each Board committee on which a non-management director serves (other than the Chairman of the Board)	$5,000 annually
Additional fee for serving as Chair of the Audit Committee	$15,000 annually
Additional fee for serving as Chair of the Governance, Compliance and Nominating Committee, the Compensation Committee or the Corporate Strategy Committee	$10,000 annually
Fee for service on a special committees of the Board	On a case by cases basis, as determined by the Board

All of the above fees are paid quarterly. In addition to the cash compensation detailed above, each director is to receive an annual restricted stock award of 10,000 shares of Common Stock. All Board members are also reimbursed for expenses incurred in connection with attending such meetings.

The table below sets forth all compensation earned by the Company’s non-employee directors in 2014.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(7)	Total ($)
Charlotte W. Collins	70,000	60,900	130,900
Samuel P. Frieder (3)	60,000	60,900	120,900
Myron Z. Holubiak	100,000	60,900	160,900
David R. Hubers	70,000	60,900	130,900
Yon Y. Jorden (4)	43,750	60,900	104,650
Tricia H. Nguyen (5)	60,000	137,500	197,500
Richard L. Robbins (6)	76,250	60,900	137,150
Stuart A. Samuels	70,000	60,900	130,900
Gordon H. Woodward (3)	60,000	60,900	120,900

(1)	The fees shown include the annual retainer fee paid to each non-employee director, committee member and chairman based upon the above schedule of fees for 2014.

(2)	Value of stock awards determined in accordance with ASC 718 and represents aggregate grant date fair value. Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2015.

(3)	Fees due to Messrs. Frieder and Woodward were paid directly to Kohlberg & Co., LLC by the Company. Kohlberg & Co., LLC received $120,000 for board services as part of the services provided under the Stockholders’ Agreement.

(4)	Ms. Jorden was elected to the Board at the 2014 Annual Meeting and was appointed as the Chair of the Audit Committee by the Board on September 8, 2014. Accordingly, Ms. Jorden’s director compensation was pro-rated based on the number of days in 2014 that she served for serving as a director and as the Chair of the Audit Committee.

(5)	Ms. Nguyen was elected to the Board in January 2014. Upon appointment, she received a grant of 10,000 shares of restricted Common Stock on January 13, 2014, which vested on May 18, 2014.

(6)	Mr. Robbins resigned September 2014. His cash compensation consisted of a pro-rated amount of his regular quarterly payments and an additional fee upon resignation. He also received accelerated vesting of his 2014 restricted stock award.

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(7)	Each non-employee director received a grant of 10,000 shares of restricted Common Stock on May 8, 2014 for annual service as a director, which vests on May 8, 2015. The following stock and option awards were outstanding at fiscal year end:

Name	Unvested Restricted Stock Awards Outstanding at Fiscal Year End	Option Awards Outstanding at Fiscal Year End
Charlotte W. Collins	10,000	15,000
Samuel P. Frieder	10,000	—
Myron Z. Holubiak	10,000	—
David R. Hubers	10,000	25,000
Yon Y. Jorden	10,000	—
Tricia H. Nguyen	10,000	—
Richard L. Robbins	—	25,000
Stuart A. Samuels	10,000	25,000
Gordon H. Woodward	10,000	—

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the process of accounting and financial reporting of the Company and the audits and financial statements of the Company. The Audit Committee operates pursuant to a written charter that is reviewed annually by the Audit Committee. As set forth in the Audit Committee charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Company’s Audit Committee reviewed and discussed with the Company’s management and the Company’s independent registered public accounting firm, KPMG LLP, the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 61, Communications with Audit Committees, as adopted by the PCAOB in Rule 3200T, and as modified or supplemented. In addition, the Audit Committee has received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described in the preceding paragraph above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Submitted by the Audit Committee:

Yon Y. Jorden, Chairman

Charlotte Collins

Myron Z. Holubiak

Gordon H. Woodward

* * * * *

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EXECUTIVE OFFICERS

The following sets forth certain information with respect to each person currently serving as an executive officer of the Company who is not also a director of the Company. Except as set forth below, none of the corporations or organizations identified below is a parent, subsidiary or other affiliate of the Company.

Hai Tran, 45, Chief Financial Officer and Treasurer. Mr. Tran has been the Company’s Chief Financial Officer since May 2012. Mr. Tran was the Chief Financial Officer and VP International of Harris Healthcare Solutions, a subsidiary of Harris Corporation, a diversified technology company, from 2011 to May 2012. From 2008 to 2011, Mr. Tran served as Chief Financial Officer of Catalyst Health Solutions, Inc., a pharmacy benefit management company. Mr. Tran served as Vice President and Treasurer of Hanger Orthopedic Group, a healthcare services, products and distribution company, from 2006 to May 2008. On January 30, 2015, Mr. Tran resigned as the Chief Financial Officer of the Company as of March 27, 2015.

Thomas F. Pettit, 46, Senior Vice President & Chief Operating Officer. Mr. Pettit joined the Company in July 2014. Prior to joining the Company, Mr. Pettit served as Senior Vice President and General Manager of the Supply Chain Solutions business segment at Ryder System, Inc., a logistics and distribution services provider, from January 2013 to April 2014. From January 2008 to January 2013, he was Vice President of Global Operations and Supply Chain at Pentair, Inc., a commercial and residential water products and services company. From 2005 to 2008, Mr. Pettit was Vice President of Finance for ADC Telecommunications, Inc. Previously, Mr. Pettit worked in various roles for General Electric Company, McKinsey & Company, Inc. and the U.S. Army Corps of Engineers.

Patricia Bogusz, 55, Vice President Finance and Principal Accounting Officer. Ms. Bogusz joined the Company in 2005 and has served as Vice President of Finance and Principal Accounting Officer since April 2011. Prior to that, Ms. Bogusz served as our Vice President and Controller from July 2007 to April 2011. Prior to joining the Company, Ms. Bogusz served in various divisional controller, customer quality assurance and internal audit positions at Carlson Companies, The Valspar Corporation, and Burlington Northern Santa Fe Corporation.

Karen Cain, 60, Senior Vice President and Chief Strategy and Transformation Officer. Ms. Cain joined the Company in February 2014. From September 2012 to January 2014, she was Vice President of Payer Relations at AccentCare, Inc., a home care and hospice provider. Prior to joining AccentCare, she was Vice President Business Development of Watermark Medical, LLC from June 2010 to August 2012 and she was Vice President, National Ancillary Strategy at UnitedHealthcare Group from September 2001 to June 2010.

Daniel Colucci, 50, Vice President PBM Services. Mr. Colucci joined the Company in 2001 and has served as Vice President of PBM Services for the Company since April 2005. Mr. Colucci previously served as Vice President, Provider Affairs for Scrip Solutions, LLC (a predecessor of the Company), from July 2002 to April 2005. Prior to that he was the Director of Sales and Marketing Operations for Scrip Solutions, LLC. Before joining the Company, Dan worked for PharmaCare Management as Sales Director and Manager of Market Development and for ValueRx as Director of Client Research and Director of Marketing Research.

Barbara Cormier, 72, Chief Compliance Officer and Privacy Officer. Ms. Cormier joined the Company in March 2000 as the Vice President of Pharmaceutical Relations. She was appointed Chief Compliance Officer in 2003 and she was appointed Privacy Officer in 2012.

David Evans, 51, Senior Vice President Strategic Operations & Reimbursement. Mr. Evans joined the Company in February 2009. Mr. Evans was Chief Financial Officer and Secretary of Byram Healthcare Centers, Inc., a provider of medical supplies and pharmacy items to long-term chronic patients, from August 2006 to July 2008. From June 2003 to August 2006, Mr. Evans was the Corporate Vice President, Strategic Operations of Option Care, Inc., a home infusion and specialty pharmaceutical company.

Vito Ponzio, Jr., 60, Senior Vice President & Chief Administrative Officer. Mr. Ponzio has been our Chief Administrative Officer since January 2015 and was previously our Senior Vice President Human Resources since December 2010. Mr. Ponzio joined the Company in January 2010 as Senior Vice President Community Store Division. From 1990 to 2009, Mr. Ponzio was Senior Vice President Administration for Coram Specialty Infusion Services, then a division of Apria Healthcare at the time.

Brian Stiver, 52, Senior Vice President Sales & Marketing. Mr. Stiver joined the Company in March 2009 as Vice President of Sales and was appointed Senior Vice President of Sales in July 2012 and Senior Vice President Sales & Marketing in January 2015. Mr. Stiver was Vice President Specialty Pharmacy at Walgreen Co. from November 2007 to March 2009, and was Vice President of Business Development for OptionCare from January 2003 through October 2007, prior to the acquisition of OptionCare by Walgreens.

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Donna Trujillo, 52, Senior Vice President Human Resources. Ms. Trujillo joined the Company in January 2015. From January 2011 to July 2013, Ms. Trujillo was Vice President Human Resources, Global Supply Chain Solutions for Ryder Systems, Inc., a global third party commercial transportation, logistics and supply chain management solutions company. From March 2008 to July 2010, Ms. Trujillo was Director, Human Resources for Americas & Corporate for Celanese Corporation, a global technology leader in the production of differentiated chemistry solutions and specialty materials. Ms. Trujillo’s thirty-year career also includes various senior level Human Resources positions at Dell, Rockwell Automation and General Electric.

Each officer is appointed by and serves at the pleasure of the Board subject to the terms of their respective employment and/or severance agreements with the Company. There is no family relationship among any of the current or nominated directors or executive officers of the Company.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee reviews and approves the overall compensation strategy and policies for the Company as well as material compensation arrangements for senior executives. Each member of the Compensation Committee is “independent” as set forth in Rule 5605(a)(2) of the NASDAQ Rules. In addition, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company’s Chief Executive Officer and other senior executives; and oversees the 2008 Plan, the 2001 Incentive Stock Plan (the “2001 Plan”), the 1996 Non-Employee Directors Stock Incentive Plan and the CHS Plan. In 2014, the Company agreed to discontinue granting shares from the CHS Plan as a condition of stockholder approval of an additional 2,500,000 shares for grant from the 2008 Plan. Although there are still outstanding and unvested awards from the 2001 Plan, the Directors Plan and the CHS Plan, new awards may only be granted from the 2008 Plan. The Compensation Committee is also responsible for ensuring that adequate management development programs and activities are created and implemented in order to provide a succession plan for executive officers and other significant positions within the Company.

The Compensation Committee, from time to time, utilizes compensation consultants to assist the Committee with:

•	compensation benchmarking;

•	incentive plan design and grant levels;

•	current and anticipated trends in executive compensation; and

•	compliance with executive compensation regulations.

Objectives of the Company’s Compensation Program

The Compensation Committee adheres to the following three principles in discharging its responsibilities:

•	Overall compensation programs should be structured to ensure our ability to attract, retain, motivate and reward those individuals who are best suited to achieve the desired performance results, both long-term and short-term, while taking into account the roles, duties and responsibilities of individuals and their respective departments.

•	There should be a strong link between executive officer compensation and the Company’s short-term and long-term financial performance.

•	Annual bonuses and long-term incentive compensation for senior management and key employees should be “at risk,” or based upon the satisfactory achievement of pre-established financial or other performance related goals and objectives.

In determining compensation, the Compensation Committee considers the compensation levels, programs and practices of certain companies in the healthcare industry to assure that our programs are market competitive. The Compensation Committee reviews and periodically adjusts the peer group it uses in making compensation decisions.

In 2012, with the assistance of Frederic W. Cook & Co., Inc. (“FW Cook”), the Compensation Committee reviewed the composition of the Company’s peer group, particularly in light of the Company’s sale of its traditional and specialty pharmacy mail operations and community retail pharmacy stores. Based on FW Cook’s review and the Company’s size, business, revenue and market capitalization, in December 2012, the Board approved a new peer group of the following companies:

Air Methods Corporation	Chemed Corporation	Healthways, Inc.
Almost Family, Inc.	Exam Works Group, Inc.	LHC Group, Inc.
Amedisys, Inc.	Gentiva Health Services, Inc.	National Healthcare Corporation
Bio-Reference Laboratories, Inc.	Hanger, Inc.	PharMerica Corporation
Catalyst Health Solutions, Inc.	Invacare Corporation	Skilled Healthcare Group, Inc.

Management’s Role in Compensation Practices

While the Compensation Committee does not delegate to management its authority to determine executive compensation, it considers recommendations from the Chief Executive Officer in making compensation decisions for executive officers, other than himself. In making compensation recommendations to the Compensation Committee, the Chief Executive Officer generally considers individual, business unit, division and Company performance and comparable compensation for a similar position at other competitive companies. Compensation levels and targets, as well as performance targets and compensation ranges, are then proposed by management to the Compensation Committee which reviews the proposals, discusses them with management and from time to time the Compensation Committee’s outside consultant, and considers the benchmark data. The Compensation Committee makes final decisions on compensation. The Chairman of the Compensation Committee advises the Chief Executive Officer of the Compensation Committee’s decisions and the Chief Executive Officer, in turn, informs other members of senior management of the decisions, as appropriate.

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Stockholders’ Role in Compensation Practices

The Compensation Committee considers stockholder input when setting compensation for executive officers. At our 2014 Annual Meeting, 91.8% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation policies. The Board and the Compensation Committee reviewed these results and determined that, given the significant level of support, no major re-examination of our executive compensation policies was necessary at this time based on the vote results. The Compensation Committee will continue to consider the outcome of the annual advisory vote to approve compensation when making future compensation decisions for the executive officers. Based on the results of the advisory vote on the frequency of advisory votes on executive compensation, which was held at our 2011 Annual Meeting of Stockholders, we intend to solicit input from our stockholders on our executive compensation at each annual meeting of stockholders.

Elements of the Executive Compensation Program

With the above principles and benchmarking data as a guide, the Compensation Committee embraces a “pay-for-performance” philosophy and has adopted compensation programs that it believes are competitive with compensation paid to executives in similar businesses with persons holding similar positions and having similar duties and responsibilities. The compensation program for executive officers consists of:

•	base salary,

•	annual cash incentive compensation, and

•	long-term incentive compensation.

Base Salary. Base salary is the only fixed component of the executive compensation program and is the only element of executive compensation not directly based on Company performance. The Compensation Committee reviews base salaries for executives other than the Chief Executive Officer from time to time and approves salary levels after assessing a number of factors, including our performance, the executive’s performance, the executive’s scope of responsibilities, competitive compensation levels coupled with internal equity considerations and our ability to pay. The base salary of the Chief Executive Officer is fixed pursuant to the terms of his employment agreement after benchmarking total compensation of our peer group for CEO compensation data as discussed more fully above.

Base salaries allow us to provide a competitive level of compensation in order to attract and retain superior employees. On an overall basis, base salary is generally targeted at the 50th percentile of the competitive market (as discussed above) for the Chief Executive Officer and his direct reports, subject to individual circumstances and the need to obtain or retain appropriate talent. The average base salary increase in 2014 for the Company’s named executive officers was 3.3%.

In 2014, the Compensation Committee engaged FW Cook, an independent compensation consultant, to assist the Compensation Committee in determining the amount of compensation for the Company’s Chief Executive Officer and Chief Financial Officer by conducting benchmarking analysis against the Company’s peer group.

Performance-Based Annual Cash Incentive Compensation. We do not guarantee annual bonuses to our executives or to employees at any level. A broad group of approximately 249 management employees, including the named executive officers, are eligible to participate in a performance-based annual cash incentive plan. The cash incentive plan is designed to motivate employees to continuously improve our business performance and to promote a results-oriented business culture by rewarding an executive officer’s individual performance as well as the overall Company performance for a given year. Annual cash incentive compensation is generally targeted at the median of the companies included within its selected peer group. Executive officers have an opportunity to receive annual incentive compensation under the cash incentive plan if individual, corporate and departmental or business unit goals and objectives established annually by the Compensation Committee are achieved for a given year.

Employees eligible to participate in Company-wide cash incentive awards, including those for executives, are recommended to the Compensation Committee for approval based on an assessment by the Chief Executive Officer. If previously identified financial performance thresholds or other objective corporate goals and objectives are achieved, then an incentive award is paid to individuals for that year. Because we did not meet our financial precondition to entitlement for any cash incentive being paid in 2014, no incentive awards were earned by the named executive officers for 2014. Below are the bonus targets and performance goals that were set for 2014.

•	Richard M. Smith. The annual cash bonus for the Chief Executive Officer was targeted at 100% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $64.9 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

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•	Hai Tran. The annual cash bonus for the Chief Financial Officer was targeted at 80% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $64.9 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Karen Cain. The annual cash bonus for the Senior Vice President and Chief Strategy and Transformation Officer was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $64.9 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	David Evans. The annual cash bonus for the Senior Vice President, Strategic Operations & Reimbursement was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $64.9 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

•	Brian Stiver. The annual cash bonus for the Senior Vice President of Sales & Marketing was targeted at 40% of base salary. Achievement of the bonus amount was tied to the Company’s achievement of Adjusted EBITDA of approximately $64.9 million with the opportunity for 200% of the targeted bonus amount to be paid if certain higher Adjusted EBITDA targets were achieved.

Long-Term Incentive Compensation. We have provided long-term incentives to our executive officers through the 2008 Plan, and, prior to the 2014 Annual Meeting, through the CHS Plan. The 2008 Plan permits, and the CHS Plan used to permit, the grant of various equity-based awards, including stock options, stock appreciation rights, restricted stock units, restricted stock grants and performance units. The 2008 Plan does not allow the grant of “reload” options or the repricing of stock options. Long-term incentive compensation is generally targeted at the median of the companies included within the Company’s selected peer group.

The purpose of the 2008 Plan is to promote the interests of the Company by granting equity awards to key employees in order to (i) attract and retain key employees, (ii) provide an additional incentive to each key employee to work to increase the value of Common Stock, and (iii) provide each key employee with a stake in the future of the Company that corresponds to the stake of each of our stockholders. Historically stock options were the primary form of long-term incentive granted as the Compensation Committee believed that stock options were the strongest tie to stock price performance and that stock options most closely aligned the interests of the executives with our stockholders. The Compensation Committee made this decision based on a number of factors, including the following: (i) the large number of outstanding stock options previously granted to management and other employees had exercise prices that were originally at market price on the grant date and subsequently exceeded the market price of our stock; (ii) the limited number of shares of stock remaining available for grant under the 2008 Plan; (iii) the terms of the 2008 Plan, which provide that any grant of stock, other than options or stock appreciation rights, are counted against the pool of stock reserved for issuance under the 2008 Plan as 1.53 shares of stock for every one share of stock granted; and (iv) the lack of vesting of certain 2008 and 2009 performance based restricted stock grants. As the Company experienced high growth, grants of stock options have allowed the Company to reach more employees while maintaining a lower than average burn rate. In 2014, the Company engaged FW Cook to compare different types of equity-based awards and advise the Compensation Committee regarding which types of awards could be most effective in assisting the Company achieve the objectives of its compensation policies.

The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. The Company’s equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible toward and mindful of the stockholders’ interests. The Company’s average burn rate (total shares used for long term incentive compensation each year divided by the weighted average outstanding shares for each year) for the last three years was 3.42%, which is well below the industry threshold of 5.13% set by certain proxy advisory firms. The burn rate for fiscal year 2014 was 2.93%. The Company believes that our employees’ and other plan participants’ holdings of these options is positive for our stockholders as it represents a long-term interest of our employees and other plan participants in the value of our Common Stock.

Long-term incentive compensation is generally granted on an annual basis. In addition, awards may be made to new employees upon their joining the Company, and to employees who are promoted or are rewarded for a special achievement during the year. In 2014, we granted long-term incentive compensation at the Board meeting held in the second quarter. Generally, executives receive only one grant per cycle or year.

On May 29, 2014 the Compensation Committee approved, as part of the annual grant of stock options to key employees, the grant of stock options to four of the named executive officers. The number of stock options granted to the named executive officers was as follows: (i) 150,000 options to Mr. Smith; (ii) 125,000 options to Mr. Tran; (iii) 100,000 options to Mr. Evans; and (iv) 100,000 options to Mr. Stiver. The fifth named executive officer, Ms. Cain, was granted 75,000 options on February 12, 2014 upon joining the Company. Each stock option granted had a strike price of the fair market value on the date of the grant. The options vest in equal amounts, with one third of the shares vesting on the first, second and third anniversaries of the date of the grant. The stock option agreements evidencing the grants each have a ten-year term.

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Deductibility of Compensation

In establishing pay levels for our executive officers, the Compensation Committee considers the impact of Section 162(m) of the Code on the amount of compensation deductible by the Company. Under current tax law, Section 162(m) imposes a $1.0 million limit on the amount that a publicly traded company may deduct for compensation paid to its chief executive officer and its next three most highly compensated executives, excluding the chief financial officer. This limitation does not apply to pay that qualifies as “performance-based compensation.” In order to qualify as performance-based, compensation must, among other things, be based solely on the attainment of pre-established, objective goals under a stockholder approved plan with no discretion permitted in determining award payouts.

While our annual cash incentive compensation program does not qualify as “performance-based compensation” under Section 162(m) because it provides discretion to the Compensation Committee to adjust awards up or down, the Compensation Committee generally seeks to structure long-term incentive compensation for the executive officers so as to qualify for full tax deductibility under Section 162(m). Although we have made some restricted stock grants to employees that vest over time, our outstanding restricted stock grants held by our executive officers are based on our achievement of pre-established performance goals. Any future grants to executive officers are expected to include vesting based on our achievement of pre-established performance goals. In addition, stock options granted under the 2008 Plan are exempt from the deduction limit of 162(m). The Compensation Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the executive officers when appropriate. However, the Committee reserves the right to make awards outside of these plans or to provide compensation that does not qualify for full tax deductibility under Section 162(m) when deemed appropriate.

Retirement

We maintain a qualified 401(k) plan in which all eligible employees (including the named executive officers) may participate.

Perquisites

The Company did not provide perquisites to any of the named executive officers in 2014.

Employee Stock Purchase Plan

At the 2013 Annual Meeting of Stockholders, the Company’s stockholders approved the BioScrip, Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP provides all eligible employees, as defined under the ESPP, the opportunity to purchase up to a maximum number of shares of Common Stock as determined by the Compensation Committee. Participants in the ESPP may acquire shares of the Company’s Common Stock at a cost of 85% of the lower of the fair market value on the first or last day of the plan year from January 1 through December 31. No shares were issued under the ESPP as of December 31, 2014. The Company is currently in the process of rolling out and implementing the ESPP, with employee participation commencing April 1, 2015.

Compensation Committee Report

Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Management Development and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Management Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Submitted by the Management Development and
Compensation Committee:

Stuart A. Samuels, Chairman

Samuel P. Frieder

Myron Z. Holubiak

David R. Hubers

Yon Y. Jorden

Compensation Committee Interlocks and Insider Participation

Samuel P. Frieder, Myron Z. Holubiak, David R. Hubers, Yon Y. Jorden and Stuart A. Samuels, who currently compose the Management Development and Compensation Committee, are each independent, non-employee directors of the Company. No executive officer (current or former) of the Company served as a director or member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on the Company’s Compensation Committee, (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of the Board or (iv) were directly or indirectly the beneficiary of any related party transaction required to be disclosed under the applicable regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the year ended December 31, 2014.

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Summary Compensation Table

The table below summarizes the total compensation for each of the Company’s named executive officers in 2014, 2013 and 2012 for the years in which they served as named executive officers.

Name & Principal Position	Year	Salary $	Stock Awards ($)(1)	Option/SAR Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Richard M. Smith (3)
President & Chief	2014	647,115	—	675,690	113,979	1,436,784
Executive Officer	2013	703,365	—	1,484,640	140,115	2,328,120
	2012	650,000	—	1,703,315	433,206	2,786,521

Hai Tran (4)	2014	398,077	—	563,075	55,719	1,016,871
Chief Financial Officer	2013	436,538	1,188,670	—	45,750	1,670,958
	2012	238,462	—	901,840	27,411	1,167,713

David Evans
Senior Vice President Strategic	2014	325,000	—	450,460	10,568	786,028
Operations & Reimbursement	2013	325,000	—	556,740	10,270	892,010
	2012	312,500	—	400,780	40,270	753,550

Brian Stiver (5)
Senior Vice President, Sales &	2014	275,000	—	450,460	4,594	730,054
Marketing	2013	275,000	594,335	—	4,680	874,015

Karen Cain (6)
Senior Vice President	2014	275,000	—	346,973	2,696	624,669
Chief Strategy Officer

(1)	Values reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC 718”). Assumptions used in the calculation of these amounts are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2015.

(2)	Details regarding the amount shown can be found in the “All Other Compensation” table below and the footnotes thereto.

(3)	On March 8, 2013, the Compensation Committee approved an increase of Mr. Smith’s base annual salary from $650,000 to $725,000, effective April 1, 2013. Effective December 1, 2013, Mr. Smith’s base annual salary decreased back to $650,000 pursuant to an amended and restated employment agreement between the Company and Mr. Smith, dated as of November 25, 2013, providing for a base annual salary of $650,000 beginning on December 1, 2013.

(4)	On March 8, 2013, the Compensation Committee approved an increase of Mr. Tran’s base annual salary from $400,000 to $450,000, effective March 28, 2013. Effective December 1, 2013, the Compensation Committee reduced Mr. Tran’s base salary to $400,000. On January 30, 2015, Mr. Tran resigned as Chief Financial Officer. His resignation will be effective on March 27, 2015. Mr. Tran will not receive any severance compensation and, as a result of his resignation, the Company will cancel his unexercised options to purchase up to 191,667 shares of Common Stock and his 33,333 unvested stock awards.

(5)	Mr. Stiver was not a named executive officer in 2012.

(6)	Ms. Cain joined the Company in February 2014, and so was not a named executive officer in either 2012 or 2013. Ms. Cain’s base salary for 2014 was $325,000, of which she received a pro-rated amount for the portion of the year that she was with the Company.

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All Other Compensation

The table below and related footnote disclosure describe each component of compensation included under the column heading “All Other Compensation” in the Summary Compensation Table above.

Name	Year	Insurance Premiums ($)	Legal/ Reimbursements ($)		Contingent Cash Award ($)		Total ($)
Richard M. Smith	2014	9,010	104,969	(1)	—		113,979
	2013	10,270	129,845	(1)(3)	—		140,115
	2012	10,270	97,936	(1)	325,000	(2)	433,206

Hai Tran	2014	9,410	46,309	(1)	—		55,719
	2013	9,847	35,903	(1)	—		45,750
	2012	4,740	22,671	(1)	—		27,411

David Evans	2014	10,568	—		—		10,568
	2013	10,270	—		—		10,270
	2012	10,270	—		30,000	(2)	40,270

Brian Stiver	2014	4,594	—		—		4,594
	2013	4,680	—		—		4,680

Karen Cain	2014	2,696	—		—		2,696

(1)	Represents reimbursements of commuting fees.

(2)	Cash award paid upon completion of sale of the Company’s Community Pharmacy and Mail Order business.

(3)	Includes legal fees paid on behalf of Mr. Smith in connection with the negotiation of his employment agreement executed in November 2013.

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Grants of Plan Based Awards

In 2014, the Compensation Committee approved the grant of the following awards to named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Option Awards: Number of Securities Underlying	Exercise or base price of option	Grant Date Fair
Name	Grant Date		Target ($)	Maximum ($)	Target (#)	Options (#)	awards ($/Sh)(2)	Value of Stock and Option Awards (3)

Richard M. Smith	3-6-2014		650,000	1,300,000	—	—	—	—
	5-29-2014	(4)	—	—	—	150,000	7.71	675,690

Hai Tran	3-6-2014		320,000	640,000	—	—	—	—
	5-29-2014	(4)	—	—	—	125,000	7.71	563,075

David Evans	3-6-2014		130,000	260,000	—	—	—	—
	5-29-2014	(4)	—	—	—	100,000	7.71	450,460

Brian Stiver	3-6-2014		110,000	220,000	—	—	—	—
	5-29-2014	(4)	—	—	—	100,000	7.71	450,460

Karen Cain	2-12-2014	(5)	—	—	—	75,000	8.19	346,973
	3-6-2014		110,000	220,000	—	—	—	——

(1)	These columns represent the estimated amounts of annual cash incentive awards granted under the Company’s performance-based annual cash incentive plan. In February 2015, the Compensation Committee determined that zero cash incentive awards with respect to the fiscal year ended December 31, 2014 were earned by the named executive officers because the Company did not meet the financial preconditions to entitlement for payment of the cash incentive awards.

(2)	Options are granted with an exercise price equal to the closing price per share of common stock on the date of grant.

(3)	Represents the total fair value, estimated as per ASC 718.

(4)	Represents stock options granted under the 2008 Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.

(5)	Represents stock options granted under the CHS Plan. Vesting occurs in one-third increments on the first, second and third anniversary of the grant date.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information on the holdings of stock options, SARs and restricted stock by the named executive officers as of December 31, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Richard M. Smith	105,000	—		—	2.27	2-Jan-19	—		—	—	—
	250,000	—		—	9.09	27-Apr-20	—		—	—	—
	125,000	—		—	6.65	16-Jun-20	—		—	—	—
	200,000	—		—	5.70	31-Dec-20	—		—	—	—
	150,000	—		—	4.42	26-Apr-21	—		—	—	—
	283,333	141,667	(1)	—	6.62	8-Mar-22	—		—	—	—
	66,667	133,333	(2)	—	12.71	28-Mar-23	—		—	—	—
	—	150,000	(5)	—	7.71	29-May-24	—		—	—	—

Hai Tran	133,333	66,667	(3)	—	7.73	14-May-22	—		—	—	—
	—	—		—	—	—	33,333	(4)	222,998	—	—
	—	125,000	(5)	—	7.71	29-May-24	—		—	—	—

David Evans	40,000	—		—	1.71	20-Feb-19	—		—	—	—
	50,000	—		—	6.65	16-Jun-20	—		—	—	—
	50,000	—		—	4.42	26-Apr-21	—		—	—	—
	66,667	33,333	(1)	—	6.62	8-Mar-22	—		—	—	—
	25,000	50,000	(2)	—	12.71	28-Mar-23	—		—	—	—
	—	100,000	(5)	—	7.71	29-May-24	—		—	—	—

Brian Stiver	40,000	—		—	2.73	28-Apr-19	—		—	—	—
	7,500	—		—	6.65	16-Jun-20	—		—	—	—
	25,000	—		—	4.42	26-Apr-21	—		—	—	—
	53,333	26,667	(1)	—	6.62	8-Mar-22	—		—	—	—
	—	—		—	—	—	16,666	(4)	111,496	—	—
	—	100,000	(5)	—	7.71	29-May-24	—		—	—	—

Karen Cain	—	75,000	(6)	—	8.19	12-Feb-24	—		—	—	—

(1)	Vesting schedule is as follows: one-third vested on March 8, 2013, one-third vested on March 8, 2014 and one-third will vest on March 8, 2015.

(2)	Vesting schedule is as follows: one-third vested on March 28, 2014, one-third will vest on March 28, 2015 and one-third will vest on March 28, 2016.

(3)	Vesting schedule is as follows: one-third vested on May 14, 2013, one-third vested on May 14, 2014 and one-third will vest on May 14, 2015.

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(4)	Vesting occurs in three equal tranches; two thirds of the award vested March 28,2014, one third remain unvested and vest based on the Company’s satisfaction of certain market conditions or performance criteria for the fiscal years ended December 31, 2014 and 2015; unvested shares will be forfeited on the fifth anniversary of the grant date.

(5)	Vesting schedule is as follows: one-third will vest May 29, 2015, one-third will vest May 29, 2016 and one-third will vest May 29, 2017.

(6)	Vesting schedule is as follows: one-third will vest February 12, 2015, one-third will vest February 12, 2016 and one-third will vest February 12, 2017.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock options exercised and vested stock awards by the Company’s executive officers during the year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Richard M. Smith	—	—	—	—

Hai Tran	—	—	66,667	450,002

David Evans	—	—	—	—

Brian Stiver	—	—	33,334	225,004

Karen Cain	—	—	—	—

Employment and Severance Agreements

Richard M. Smith — Employment Agreement

On December 23, 2010, the Company and Mr. Smith entered into a new employment agreement which replaced his prior severance agreement with the Company (the “2010 Employment Agreement”). The terms of the 2010 Employment Agreement provided for the employment of Mr. Smith as the Chief Executive Officer at an initial base annual salary of $650,000, which could be increased (but not decreased) at the discretion of the Board. Under the 2010 Employment Agreement, Mr. Smith was eligible to participate in the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary and contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee no later than 90 days after the commencement of each calendar year. The Company agreed to reimburse Mr. Smith for up to $15,000 for legal fees incurred in connection with the review and negotiation of the 2010 Employment Agreement.

On December 31, 2010, pursuant to the 2010 Employment Agreement, Mr. Smith was granted a cash denominated SAR, which is outside of the 2008 Plan, with respect to 200,000 shares of Common Stock at a grant price equal to $5.70. Such SAR will vest in three equal annual installments and will fully vest in connection with a Change of Control (as defined in the 2010 Employment Agreement). Mr. Smith may exercise this SAR, in whole or in part, to the extent such SAR has been vested and will receive in cash the amount, if any, by which the closing stock price on the exercise date exceeds the grant price. Upon the exercise of any SARs, as soon as practicable under the applicable federal and state securities laws, Mr. Smith will be required to use the net after-tax proceeds of such exercise to purchase shares of Common Stock from the Company at the closing stock price of the Common Stock on that date and hold such shares of Common Stock for a period of not less than one year from the date of purchase, except that he will not be required to purchase any shares of Common Stock if he exercises such SAR on or after a Change of Control of the Company. Mr. Smith’s right to exercise such SAR will expire on the earliest of (1) the tenth anniversary of the grant date, (2) the date that he forfeits his right to exercise such SAR as a result of termination of his employment, as more fully described below, or (3) the date that such SAR is exercised in full.

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On November 25, 2013, the Company and Mr. Smith entered into an amended and restated employment agreement (the “2013 Employment Agreement”), effective as of December 1, 2013, regarding Mr. Smith’s employment with the Company. The terms of the 2013 Employment Agreement provide for the employment of Mr. Smith as the Company’s President and Chief Executive Officer at an initial base annual salary of $650,000, which may be increased (but not decreased) at the discretion of the Board. Mr. Smith is eligible to participate in the Company’s then applicable short-term bonus or other cash incentive program at a target bonus level of 100% of the then annual base salary and contingent on attainment of performance goals to be reasonably established in good faith by the Compensation Committee no later than 90 days after the commencement of each calendar year. Mr. Smith is also entitled to vacation of up to 25 business days per calendar year, available in accordance with the Company’s policies for its senior executives. The Company agreed to reimburse Mr. Smith for up to $20,000 for legal fees incurred in connection with review and negotiation of the 2013 Employment Agreement.

Mr. Smith is subject to a non-compete covenant, which provides that during the term of his employment and for two years following his termination, Mr. Smith may not, directly or indirectly, own, manage, operate, control or participate in any business that is competitive with the Company’s business or any material component of the Company’s business within the United States. Similarly, during the term of employment and for two years following the date of his termination, Mr. Smith may not, directly or indirectly, solicit or otherwise interfere with the Company’s relationship with any present or former employee, contractor or customer of the Company. Mr. Smith is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

Unless renewed or extended, Mr. Smith’s employment will terminate upon expiration of the 2013 Employment Agreement. The 2013 Employment Agreement is for a three year term unless earlier terminated by the Company or Mr. Smith as provided in the 2013 Employment Agreement. If Mr. Smith’s employment is terminated due to his death, (i) his estate or beneficiaries are entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his death; (ii) a pro-rata portion of Mr. Smith’s annual bonus for the then current calendar year will be paid based on actual achievement of performance criteria for that year; and (iii) all unvested stock options and SARs outstanding immediately prior to his death may be exercised by his estate for a period equal to the earlier of one year from and after the date of his death and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements). If the Company terminates Mr. Smith’s employment due to his disability or without Cause (defined below) or if Mr. Smith terminates his employment with Good Reason (defined below) or if Mr. Smith’s employment is terminated because the Company fails to renew the 2013 Employment Agreement prior to its expiration, (i) he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of his disability; (ii) a pro-rata portion of Mr. Smith’s annual bonus for the then current calendar year will be paid based on actual achievement of performance criteria for that year; (iii) all unvested stock options and SARs outstanding immediately prior to his termination date will vest in full and, together with all options and SARs outstanding immediately prior to his termination date, may be exercised by him for a period equal to the earlier of one year from and after his termination date and the original expiration date of each option and SAR (unless a longer period is set forth in the underlying grant agreements); (iv) he will be entitled to receive for a period of two years following termination, his annual salary at the time of termination of his employment (less, in the case of termination due to disability, the gross proceeds paid to him on account of Social Security or other similar benefits and Company provided short-term and long-term disability plans); and (v) he will be entitled to elect continuation coverage under the Company’s group health plan for a period of eighteen (18) months pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), provided that he is eligible and remains eligible for COBRA coverage.

If the Company terminates Mr. Smith for Cause (as defined below) or if Mr. Smith terminates his employment without Good Reason (as defined below), he will be entitled to receive his salary, bonus and other benefits earned and accrued prior to the date of termination.

“Cause,” for purposes of the 2013 Employment Agreement, means (i) conviction of a felony or a crime of moral turpitude; (ii) commission of unauthorized acts intended to result in Mr. Smith’s personal enrichment at the material expense of the Company; or (iii) material violation of duties or responsibilities to the Company which constitute willful misconduct or dereliction of duty, provided that a majority of the members of the Board must first approve a Cause termination for willful misconduct or dereliction of duty before the Company effectuates such a termination. “Good Reason,” for purposes of the 2013 Employment Agreement, means the existence of any one or more of the following conditions without Mr. Smith’s consent that continue for more than 45 days following written notice of such conditions by Mr. Smith to the Compensation Committee: (i) a material change in or reduction of Mr. Smith’s authority, duties and responsibilities, or the assignment to Mr. Smith of duties materially inconsistent with Mr. Smith’s position with the Company; (ii) a requirement that Mr. Smith report to any person, executive or board of directors other than the Board; or (iii) a material reduction in Mr. Smith’s then current annual salary or target bonus award opportunity.

Under the terms of the 2013 Employment Agreement, if there is a change in control and the Company reasonably determines that any payment or distribution by the Company to or for the benefit of Mr. Smith would be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Code, then the Company will determine the safe harbor amount under the Code that would not result in the Excise Tax and will pay to Mr. Smith the higher of the safe harbor amount or the payments otherwise due to Mr. Smith in the absence of such provision, net of all applicable taxes, including the tax under Section 4999 of the Code.

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Hai Tran — Engagement Letter

On April 19, 2012, Mr. Tran and the Company entered into an engagement letter (the “Engagement Letter”). The terms of the Engagement Letter provide for the employment of Mr. Tran as the Company’s Senior Vice President, Chief Financial Officer for a term of two years at an initial base salary of $400,000 per annum, and eligibility to participate in the Company’s cash bonus program with a target bonus of up to 80% of his base salary. Subject to Board approval and the terms and conditions of the CHS Plan, Mr. Tran was granted options to purchase 200,000 shares of Common Stock. The exercise price of such options is equal to the fair market value of a share of Common Stock on the date of grant and the options vest in three equal installments at the rate of one-third per year over three years commencing on the first anniversary of the grant date, subject to Mr. Tran being employed by the Company on such anniversary date or as otherwise expressly provided in the CHS Plan.

Under the terms of the Engagement Letter, as a condition to his employment, Mr. Tran entered into a restrictive covenant agreement with the Company, which provides that during the term of employment and for one year following his termination, Mr. Tran may not directly or indirectly participate in any business which is competitive with the Company’s business. Similarly, for two years following his termination, Mr. Tran may not solicit or otherwise interfere with the Company’s relationship with any present or former employee or customer of the Company. Mr. Tran is also required to keep confidential during the term of employment and thereafter all confidential information concerning the Company and its business.

If Mr. Tran’s employment is terminated by the Company for Cause (as defined below) or due to death or disability, or if Mr. Tran resigns without Good Reason (as defined below), then (i) he will be entitled to receive his salary and benefits earned and accrued through the date of termination, (ii) all fully-vested and exercisable options may be exercised to the extent authorized by the CHS Plan, and all unvested stock options shall cease to vest and be forfeited as of such date, and (iii) no other benefits shall accrue or vest subsequent to such date.

If the Company terminates Mr. Tran without Cause or if Mr. Tran resigns for Good Reason, then, subject to execution of a Waiver and Release Agreement, Mr. Tran will be entitled to receive: (i) the salary he earned through the date of termination; (ii) for a period of two years following his date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one-year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment; and (iii) all fully vested and exercisable options may be exercised in accordance with the CHS Plan, and all unvested stock options shall cease to vest and be forfeited as of such date. If Mr. Tran is terminated by the Company without Cause, he will also be eligible to receive a pro-rated bonus for the year.

“Cause,” for purposes of the Engagement Letter, means: (i) commission of criminal conduct which involves moral turpitude; (ii) conviction of, or plea of nolo contendre to, a criminal offense that is a felony or results in imprisonment; (iii) acts which constitute fraud or self-dealing against the Company or any of its subsidiaries, including, without limitation, misappropriation or embezzlement; (iv) violation of federal securities laws or state securities law applicable to the Company; (v) willful engagement in conduct which is materially injurious to the Company or any of its subsidiaries; or (vi) gross misconduct in the performance of duties as an employee of the Company.

“Good Reason,” for purposes of the Engagement Letter, means the existence of any one or more of the following conditions that continue without Mr. Tran’s consent for more than 45 days following written notice of such conditions by Mr. Tran to the Chief Executive Officer: (i) a material change in or reduction of Mr. Tran’s authority, duties and responsibilities, or the assignment to Mr. Tran of duties materially inconsistent with Mr. Tran’s position with the Company; or (ii) a reduction in Mr. Tran’s gross bi-weekly salary below his initial gross bi-weekly salary as stated in the Engagement Letter; provided that Mr. Tran delivers such notice within 30 days following his learning of such condition.

Mr. Tran resigned as the Company’s Chief Financial Officer as of March 27, 2015. Mr. Tran will not receive any severance compensation and, as a result of his resignation, the Company will cancel his unexercised options to purchase up to 191,667 shares of Common Stock and his 33,333 unvested stock awards.

David Evans — Employment Letter Agreement and Severance Agreement

On January 30, 2009, Mr. Evans, Senior Vice President, Strategic Operations, entered into an employment agreement with the Company which provides for his employment until terminated by the Company or Mr. Evans. In 2012, Mr. Evans’s annual base salary was increased to $325,000 from his 2010 base salary of $260,000. Under the terms of the employment agreement, Mr. Evans is eligible to participate in all employee benefit plans and policies commensurate with his position and the Company’s cash bonus program, subject to corporate, departmental and individual targets being met. Under the employment agreement and subject to approval of the Board, Mr. Evans will also be eligible to receive stock options and restricted stock commensurate with his position.

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In connection with the employment agreement, Mr. Evans also entered into a Restrictive Covenant Agreement effective February 2, 2009, which provides that during the term of employment and for a period of one year following his termination, Mr. Evans may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Evans may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer of the Company with whom Mr. Evans dealt in the two years prior to his termination of his employment with the Company. Mr. Evans is also required to keep confidential during the term of employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning his employment with the Company, Mr. Evans entered into a Severance Agreement dated February 2, 2009. Pursuant to the terms of such severance agreement, if the Company terminates Mr. Evans’ employment without cause, upon execution of the Company’s standard Waiver and Release, Mr. Evans is entitled to receive (i) severance payments equal to one year of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices, and (ii) reimbursement for the cost of continuing health benefits for a period of one year following the date of termination; provided, however, that if Mr. Evans secures new employment during the one year period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary; and provided further, if his new employer offers health insurance coverage, the Company will no longer be obligated to reimburse Mr. Evans for health insurance coverage effective on the date he starts such new employment.

Brian Stiver — Employment Letter Agreements

Mr. Stiver entered into an employment agreement with the Company on March 10, 2009. The employment agreement provides for Mr. Stiver’s employment until terminated by the Company or Mr. Stiver. On July 30, 2012, in connection with his promotion to Senior Vice President, Infusion Sales, Mr. Stiver entered into an additional employment agreement with the Company which supplements the employment agreement entered into on March 10, 2009. On March 23, 2015, the Compensation Committee increased Mr. Striver’s annual base salary from $275,000, the amount he earned during 2014, to $300,000. Under his employment agreement, Mr. Stiver is eligible to participate (i) in the Company’s cash bonus program, subject to corporate, departmental and individual targets being met, with a target bonus of up to 40% of his base salary, and (ii) in all employee benefit plans and policies commensurate with his position.

In connection with beginning his employment with the Company, Mr. Stiver also entered into a Restrictive Covenants Agreement, which provides that for a period of one year following his termination, Mr. Stiver may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of his termination, Mr. Stiver may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer, client or referral source of the Company with whom Mr. Stiver dealt in the two years prior to his termination of his employment with the Company. Mr. Stiver is also required to keep confidential during the term of his employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning his employment with the Company, Mr. Stiver also entered into a Severance Agreement dated March 10, 2009. On March 23, 2015, the Compensation Committee increased the term of Mr. Stiver’s severance under the Severance Agreement from six to twelve months. Accordingly, if the Company terminates Mr. Stiver’s employment without cause, upon execution of the Company’s standard Waiver and Release, Mr. Stiver is entitled to receive severance payments equal to twelve months of salary at his then current base salary level payable in accordance with the Company’s then applicable payroll practices; provided, however, that if Mr. Stiver secures new employment during the twelve month period following his termination, any remaining severance payments will be reduced to an amount equal to the difference between his base salary on the date of termination and his new base salary.

Karen Cain — Employment Letter Agreement and Severance Agreement

Ms. Cain entered into an employment agreement with the Company on December 1, 2013 and commenced her employment on February 10, 2014. The employment agreement provides for Ms. Cain’s at will until terminated by the Company. Ms. Cain is the Senior Vice President and Chief Strategy Officer and received an initial annual base salary of $275,000. In accordance with her offer letter, Ms. Cain’s salary was reviewed after six months and was subsequently increased to $325,000. She is eligible to participate in the Company’s cash bonus program subject to corporate, departmental and individual targets being met with a target bonus of up to 40% of her base salary. Under the terms of her employment agreement, Ms. Cain may also receive stock option grants with exercise prices equal to the market price on the date of the grant, and is eligible to participate in all employee benefit plans and policies commensurate with her position.

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In connection with beginning her employment with the Company, Ms. Cain also entered into a Restrictive Covenants Agreement, which provides that for a period of one year following her termination, Ms. Cain may not participate in, supervise or manage any competing activities in the defined territory. Similarly, for two years following the date of her termination, Ms. Cain may not solicit or otherwise interfere with the Company’s relationship with any present employee or any employee whose employment with the Company was terminated within the previous year, or any customer, client or referral source of the Company with whom Ms. Cain dealt in the two years prior to her termination of her employment with the Company. Ms. Cain is also required to keep confidential during the term of her employment and thereafter all confidential and proprietary information concerning the Company and its business.

In connection with beginning her employment with the Company, Ms. Cain also entered into a Severance Agreement dated December 1, 2013. Pursuant to the terms of such Severance Agreement, if the Company terminates Ms. Cain’s employment without cause, upon execution of the Company’s standard Waiver and Release, Ms. Cain is entitled to receive severance payments equal to twelve months of salary at her then current base salary level payable in accordance with the Company’s then applicable payroll practices; provided, however, that if Ms. Cain secures new employment during the twelve month period following her termination, any remaining severance payments will be reduced to an amount equal to the difference between her base salary on the date of termination and her new base salary.

Potential Change in Control and Severance Payments

The following tables summarize potential change in control payments. The columns below describe the payments that would apply in different termination scenarios – a termination of employment as a result of the named executive officer’s voluntary resignation without good reason, termination by us for cause, death, disability, termination of employment without cause, termination of employment as a result of the named executive officer’s resignation for good reason, or termination of employment as a result of a change in control. The table assumes that the termination or change in control occurred on December 31, 2014. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, the below assumes a price per share of Common Stock of $6.99, which represents the closing market price of the Common Stock as reported on the NASDAQ Global Market on December 31, 2014. All amounts are expressed in dollars.

Richard M. Smith

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	1,300,000	1,300,000	1,300,000
Equity
Unexercisable Options	—	52,417	52,417	52,417	52,417
Total	—	52,417	52,417	52,417	52,417
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	36,284	36,284	36,284
Total	—	—	36,284	36,284	36,284
Total	—	52,417	1,388,701	1,388,701	1,388,701

Cash Severance: Pro rata current bonus in the event of termination as a result of death; two times base salary and pro rata current bonus in the event of termination as a result of disability, without cause, for good reason or change in control.

Unexercisable Options: Intrinsic value of accelerated vesting of stock options which carry a positive return upon exercise based on the December 31, 2014 closing price of $6.99.

Health & Welfare: Eighteen additional months of health and welfare benefits in the event of termination as a result of death, disability, without cause or for good reason.

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David Evans

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	325,000	325,000	325,000	325,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	19,868	19,868	19,868
Total	—	—	19,868	19,868	19,868
Total	—	325,000	344,868	344,868	344,868

Cash Severance: One year base salary in the event of termination as a result of death, disability, without cause, for good reason or change in control.

Health & Welfare: One additional year of health and welfare benefits in the event of termination as a result of death, disability, without cause, for good reason or change in control.

Karen Cain

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	325,000	325,000	325,000	325,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	325,000	325,000	325,000	325,000

Cash Severance: One year base salary in the event of termination as a result of death, disability, without cause, for good reason or change in control.

Hai Tran

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	—	—	400,000	800,000
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	—	—	400,000	800,000

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Cash Severance: Pro rata current bonus and two years base salary in the event of termination as a result of a change in control. In the event of termination without cause or for good reason, then for a period of two years following Mr. Tran’s date of termination (reduced by the number of months from the first day of employment to the last day of employment) or, if such date is on or after the second anniversary of his start date, for the one year period which starts on the date his employment terminates, the annual salary that he was receiving at the time of such termination of employment.

Brian Stiver

Benefit	Voluntary/ For Cause	Death	Disability	Without Cause/ Good Reason	Change in Control
Cash Severance	—	137,500	137,500	137,500	137,500
Equity
Unexercisable Options	—	—	—	—	—
Total	—	—	—	—	—
Retirement Benefit
Defined Benefit Plan	—	—	—	—	—
Defined Contribution Plan	—	—	—	—	—
Total	—	—	—	—	—
Other Benefits
Health & Welfare	—	—	—	—	—
Total	—	—	—	—	—
Total	—	137,500	137,500	137,500	137,500

Cash Severance: Six months base salary in the event of termination as a result of disability, without cause, for good reason, or change in control.

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STOCKHOLDER PROPOSALS

Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under Rule 14a-8, proposals submitted for inclusion in the Company’s 2016 proxy materials must be received by the Company at 100 Clearbrook Road, Elmsford, New York 10523, Attention: Secretary, no later than the close of business —, 2015, in order to be included in the Company’s proxy statement and proxy relating to the 2016 annual meeting; provided, however, that in the event that the date of such meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, notice by the stockholder to be included in the Company’s proxy statement and proxy relating to the 2016 annual meeting must be so delivered a reasonable time before the Company begins to print and send its proxy materials. Proposals must comply with all the requirements of Rule 14a-8 and the Company’s bylaws. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors made outside of Rule 14a-8 under the Exchange Act may be considered at the 2016 annual meeting of stockholders only if timely notice is given to the Company. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company no later than February 11, 2016 and no earlier than January 12, 2016; provided, however, that in the event that the date of the 2016 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, notice by a stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the 2016 annual meeting or the tenth day following the day on which public announcement of the date of the 2016 annual meeting is first made. Such stockholder notice must comply with all of the requirements of the Company’s bylaws.  The Board or the presiding officer at the 2016 annual meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law.  These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company’s proxy statement.

ANNUAL REPORT

A copy of the Company’s 2014 Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, including the financial statements and financial statement schedules, as filed with the SEC, is enclosed but is not to be regarded as proxy solicitation materials.

INCORPORATION BY REFERENCE

Upon the written or oral request of any stockholder entitled to vote at the Annual Meeting, we will provide, without charge, a copy of any document incorporated by reference into this proxy statement by first class mail or other equally prompt means. Requests for such documents should be directed to BioScrip, Inc., 100 Clearbrook Road, Elmsford, New York 10523, Attention: Corporate Secretary, telephone: (914) 460-1600.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of this Proxy Statement and one copy of the Company’s 2014 Annual Report on Form 10-K, as amended, to your address unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the Company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.

You may revoke your consent to householding at any time by calling 800-542-1061. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to BioScrip, Inc., Secretary, 100 Clearbrook Road, Elmsford, New York 10523 or contact BioScrip, Inc. Secretary at 914-460-1600.

48

DIRECTIONS TO THE ANNUAL MEETING

The Annual Meeting will be held at the Hyatt Regency DFW hotel at the Dallas Fort Worth International Airport, 2334 North International Parkway, DFW Airport, Texas 75261. The Hyatt Regency DFW can be reached as follows:

If using a GPS device or website for directions, please do not search for the hotel's physical address. Please search DFW Airport and follow directions into DFW International Airport. Once you have entered the airport via the toll booths, please follow the signs to Hyatt Regency DFW, adjacent to Terminal C.

Directions to the Hyatt Regency DFW hotel from DFW Terminals:

•	Hyatt Regency DFW offers Courtesy Van Service: Guests may contact the hotel via courtesy phone for pick-ups 24 hours a day via calling 972-453-1234. The vans are white and purple with Hyatt Regency DFW in white letters and accessible on the terminal lower level.

Directions to Dallas Fort Worth airport hotel from DFW Metroplex:

•	Follow signs to DFW Airport, enter through the Toll Plaza to International Parkway, exit Terminal C, Hyatt Regency Hotel. The hotel entrance is on the right, directly across from Terminal C, Gates 26-39.

Directions from North of DFW Airport:

•	Follow along 35E going South Bound
•	Exit 450 to TX-121/ Lewisville
•	Follow signs to DFW Airport
•	Thru Toll Booth, to Terminal C, and follow signs to Hyatt Regency DFW

Directions from East of DFW Airport:

•	Follow along 35E going North Bound
•	Take fork on left to 183W
•	Follow signs on the right to enter DFW Airport
•	Thru Toll Booth, to Terminal C, and follow signs to Hyatt Regency DFW

Directions from Fort Worth, TX to DFW Airport:

•	Follow I-30 E to Dallas
•	Take Exit 30 to Six Flags Drive toward TX-360
•	Take 360 North Bound towards DFW
•	Thru Toll Booth, to Terminal C, and follow signs to Hyatt Regency DFW

Directions from South of DFW Airport:

•	Follow 35W North
•	Exit 45B to I-20 E toward Dallas
•	Exit 453A to TX-360 N
•	Thru Toll Booth, to Terminal C, and follow signs to Hyatt Regency DFW

49

BIOSCRIP, INC. 100 CLEARBROOK RD. ELMSFORD, NEW YORK 10523

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

50

BIOSCRIP, INC.
100 CLEARBROOK RD.
ELMSFORD, NY 10523

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Richard M. Smith 02 Charlotte W. Collins 03 David W. Golding 04 Michael Goldstein 05 Myron Z. Holubiak
06 Yon Y. Jorden 07 Tricia H. Nguyen 08 R. Carter Pate 09 Stuart A. Samuels

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000233439_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K, Supplement is/are available at www.proxyvote.com .

BIOSCRIP, INC.
Annual Meeting of Stockholders
May 11, 2015
This proxy is solicited on behalf of the Board of Directors of BioScrip, Inc.

The stockholder(s) hereby appoint(s) Richard M. Smith and Kimberlee C. Seah, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BIOSCRIP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m, local time, on May 11, 2015, at the Hyatt Regency hotel at the DFW International Airport, 2334 North International Parkway, DFW Airport, Texas 75261, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made BUT THIS PROXY IS PROPERLY EXECUTED BY THE STOCKHOLDER, this proxy will be voted in accordance with the Board of Directors' recommendations set forth herein. The individuals designated above will vote in their discretion on any other matter that may properly come before the meeting OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on reverse side

0000238439_2 R1.0.0.51160